United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated Hermes World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/22

Date of Reporting Period: 11/30/22

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2022

Share Class | Ticker	A | IHIAX	C | IHICX	Institutional | EMDIX

Federated Hermes Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2021 through November 30, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2022, was -15.60% for the Class A Shares, -16.23% for the Class C Shares and -15.37% for the Institutional Shares. The total return of the Fund’s Blended Index1 was -13.59% during the reporting period. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged.2 The total return for the JPM-EMBIG, the Fund’s broad-based securities market index, was -15.58% during the same period. The total return of the Morningstar Emerging Market Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was -14.58% during the same period. The Fund’s and the MEMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of any index.
The most influential components affecting the Fund’s performance relative to the Blended Index were: (1) duration4 (sensitivity to interest rates); (2) non-U.S. dollar currency exposure;5 and (3) asset allocation (i.e., corporate, sovereign and quasi-sovereign debt).6
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
Three themes dominated global markets during the reporting period: Russia’s invasion of Ukraine; high inflation due to lingering pandemic induced supply chain disruptions and years of easy money from central banks; and the emergence of aggressive interest rate policies from central banks.
An enormous driver of global markets was the Russian invasion of Ukraine. The invasion and its ripple effects resulted in considerable price catalysts for commodities such as oil and agricultural items at a time when global central bankers were already concerned about high price levels and the requisite monetary policy responses. Despite Russia claiming that its invasion was prompted by longstanding territorial disputes and in the interest of its own national security, the actions were met with near universal condemnation and the implementation of strong international sanctions. The invasion, which Russia had projected as a swift special military operation upon commencement in February, has been met with stiff Ukrainian resistance that has continued throughout the year. The sanctions levied against Russia targeted its industrial sector, which resulted in heightened petrochemical prices on account of global
Annual Shareholder Report

supplies becoming further pressured. At the same time, agricultural supply chains were detrimentally impacted not only by the presence of Russian sanctions, but also as a direct result of lower exports from Ukraine given the ongoing military conflict.
The timing of Russia’s invasion could not have been worse from a global inflation standpoint given the already high price levels and the preexisting supply chain disruptions. Consumer Price Index (CPI) prints globally have been inching higher and higher following the initial outbreak of the pandemic. Many theories attempt to explain that monetary easing had been too prolonged and had overheated economies, that supply chain disruptions and bottlenecks have been slow to ease despite the return of greater economic activities, and that underinvestment in commodities and refining capacities have translated into significant price pressures. As a result, a combination of the aforementioned factors exacerbated additional inflation prints throughout the year. Inflation is viewed as a source of long-term uncertainty and an obstruction to markets that ultimately transforms into lower real spending, curtailed confidence and reduced growth. Against a backdrop of slower economic growth, inflation paints a grim picture for economists and policy makers and thus becomes a focal point for central bankers.
Central banks globally spent the year aggressively raising rates in response to price pressures. As economic data remained robust, it further goaded bankers to raise rates. Strong employment data, higher metal prices and overall greater cost inputs pointed to a stubborn and resilient inflation profile. The arrival of aggressive rate hikes, coupled with the overwhelming sentiment that real growth rates would decline in a higher interest rate atmosphere, prompted strong sell-offs in risk assets. These downward moves were aggravated by market participants’ considerable fears and uncertainties surrounding a higher rate context, following nearly a decade and a half of a well-established, accommodative monetary environment. With that being said, central banks, led by the Federal Reserve, continued as stalwarts in their battle against rising prices via hawkish monetary policy maneuvers.
Social frustration from high prices as well as overall market stress is not lost on voting populaces. Although rhetoric from left-wing populism has resonated at the polls, such elections have been hotly contested with conservative candidates appealing to the need for fiscal restraint and thoughtful investment as a long-term remedy for rising global price levels. As a result, election wins and initiatives by socialist and leftist-leaning leaders have been largely tempered by the functioning of strong checks and balances that have succeeded throughout the developing world. For example, radical constitutional reforms in Chile were rebuffed by legislators who successfully appealed to the broader public to defeat the measures. In the same vein, various aggressive restrictions on pro-market activities in the Colombian oil sector by newly elected President Gustavo Petro have been considerably hindered by pushback from the more right-leaning legislature.
Annual Shareholder Report

The end of the period saw some positive developments: 1) moderation in CPI prints, as speculation focused on whether central banks will respond to some hints of softer inflation or if they persist in extreme hawkish targets; and 2) the removal of zero Covid policies in China, coupled with relief for the Chinese home building sector provided hope for renewed strong growth from China. Further data will influence global central bank policies and the approach the Chinese government takes in moderating the pandemic.
DURATION
Fund management actively managed the duration exposure of the Fund utilizing cash, bonds, and various U.S. Treasury interest rate futures. The Fund’s overall interest rate exposure fluctuated but was underweight relative to the Blended Index and JPM-EMBIG benchmarks for most of the fiscal year. Most of the underweight duration exposure relative to the Blended Index was concentrated in local rates (non-U.S. bonds). This detracted from performance as local rates tended to outperform U.S. rates.
Currency
The Fund’s Blended Index has 33% exposure to foreign currency in over 12 different currencies. Fund management manages the overall currency allocation and actively overweights or underweights specific currencies relative to the Blended Index. During the reporting period, the Fund was consistently underweight currency exposure relative to the Blended Index. This was the largest positive contributor to performance relative to the benchmark as the U.S. dollar appreciated throughout the period. Significantly, a large underweight position relative to the Chinese yuan renminbi was the main driver for the outperformance.
ASSET ALLOCATION
Fund management actively allocated the Fund’s assets among corporate, sovereign, and quasi-sovereign debt. During the reporting period, the Fund had an overweight position in corporate bonds versus an underweight in sovereign and quasi-sovereign bonds. This detracted from performance as corporate bonds tended to underperform sovereign and quasi-sovereign bonds.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the indexes that comprise the Blended Index.
3
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Morningstar peer group.
4
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
Annual Shareholder Report

5
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Emerging Market Debt Fund (the “Fund”) from November 30, 2012 to November 30, 2022, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG),2 the J.P. Morgan Emerging Markets Bond Index Global Diversified (JPM-EMBIGD),3 a blend of indexes comprised of an equal weighting of the JPM-EMBIG, J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Old Blended Index”),4 a blend of indexes comprised of an equal weighting of the JPM-EMBIGD, J.P. Morgan Corporate Emerging Market Bond Index Diversified and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged Diversified (the “New Blended Index”)5 and the Morningstar Emerging Market Bond Funds Average (MEMBFA).6 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2022

◾ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
◾ Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2022
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-19.43%	-2.66%	-0.80%
Class C Shares	-17.04%	-2.50%	-0.93%
Institutional Shares	-15.37%	-1.53%	-0.10%
JPM-EMBIG	-15.58%	-0.95%	1.40%
JPM-EMBIGD	-16.90%	-1.23%	1.63%
Old Blended Index	-13.59%	-0.73%	1.32%
New Blended Index	-15.65%	-1.57%	0.60%
MEMBFA	-14.58%	-1.37%	0.79%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The indexes have been adjusted to reflect reinvestment of dividends on securities in the respective indexes.
2
The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets.*
3
Effective November 30, 2022, the Fund’s Adviser elected to change the broad-based securities market index from the JPM-EMBIG to the J.P. Morgan Emerging Markets Bond Index Global Diversified (JPM-EMBIGD). The Fund’s Adviser believes the JPM-EMBIGD is more reflective of the securities in which the Fund invests. The JPM-EMBIGD tracks total returns for traded external debt instruments in the emerging markets but limits the weights of emerging countries with larger debt stocks. It is done by only including specific portions of current face value amounts of debt outstanding by placing a 10 percent cap for each country to limit concentration risk.*
4
The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets.*
5
Effective November 30, 2022, the Fund’s Adviser elected to change the blended index from an equal weighting of the JPM-EMBIG, J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged to an equal weighting of JPM-EMBIGD, J.P. Morgan Corporate Emerging Market Bond Index Diversified and J.P. Morgan
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6

Government Bond Index-Emerging Markets-Unhedged Diversified. The J.P. Morgan Corporate Emerging Market Bond Index Diversified is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged Diversified tracks local currency government bonds issued by emerging markets. Each of the indexes places a 10 percent cap for each country to limit concentration risk.*

Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
*
Each index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. Each index is unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2022, the Fund’s issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Mexico	18.4%
Brazil	14.3%
Colombia	6.7%
Ghana	4.3%
Oman	4.3%
Nigeria	3.5%
South Africa	3.0%
Angola	2.8%
Indonesia	2.8%
Egypt	2.1%
Israel	2.1%
Turkey	2.1%
Saudi Arabia	2.0%
Ivory Coast	2.0%
Bahrain	2.0%
Morocco	1.7%
Poland	1.6%
Russia	1.6%
Senegal	1.6%
Chile	1.5%
Argentina	1.5%
Peru	1.5%
Ecuador	1.3%
Ukraine	1.1%
China	1.1%
Iraq	1.1%
Uzbekistan	1.0%
United Arab Emirates	1.0%
Tanzania	1.0%
Other[2]	7.6%
Cash Equivalents[3]	0.3%
Derivative Contracts[4]	(0.8)%
Other Assets and Liabilities—Net[5]	1.9%
TOTAL	100%
Annual Shareholder Report

1
This table depicts the Fund’s exposure to various countries through its investment in foreign fixed-income securities, along with the Fund’s holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund’s Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer’s head office, the jurisdiction of the Issuer’s incorporation, the location of the principal trading market for the Issuer’s securities or the country from which a majority of the Issuer’s revenue is derived.
2
For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund’s total net assets have been aggregated under the designation of “Other.”
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund’s foreign cash position.
4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
5
Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2022
Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—72.8%
		Banking—1.2%
$200,000		Development Bank of Mongolia, Sr. Unsecd. Note, 144A, 7.250%, 10/23/2023	$174,000
200,000	[1,2]	Development Bank of the Republic of Belarus JSC, Sr. Unsecd. Note, 144A, 6.750%, 5/2/2024	48,000
		TOTAL	222,000
		Finance—1.1%
200,000	[3]	CNRC Capitale Ltd., Sr. Unsecd. Note, 8.885%, 12/2/2022	200,000
		Oil & Gas—1.2%
1,000,000	[1,2]	Petroleos de Venezuela, S.A., Unsecd. Note, REGS, 6.000%, 5/16/2024	48,750
200,000		Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.375%, 4/16/2049	174,355
		TOTAL	223,105
		Sovereign—66.8%
200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.000%, 11/26/2029	181,140
200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.750%, 4/14/2032	179,812
200,000		Angola, Government of, Sr. Unsecd. Note, REGS, 9.125%, 11/26/2049	164,500
255,503	[1,2]	Argentina, Government of, Sr. Unsecd. Note, 0.500%, 7/9/2030	65,530
300,000	[1,2]	Argentina, Government of, Sr. Unsecd. Note, 1.125%, 7/9/2046	71,969
421,997	[1,2]	Argentina, Government of, Sr. Unsecd. Note, 1.500%, 7/9/2035	98,647
100,000	[1,2]	Argentina, Government of, Sr. Unsecd. Note, 3.500%, 7/9/2041	27,108
22,899	[1,2]	Argentina, Government of, Unsecd. Note, 1.000%, 7/9/2029	5,267
110,000		Bahamas, Government of, Sr. Unsecd. Note, REGS, 6.950%, 11/20/2029	79,047
200,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 10/12/2028	199,979
200,000	[1,2]	Belarus, Government of, Sr. Unsecd. Note, 144A, 5.875%, 2/24/2026	84,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
EUR 200,000		Benin, Government of, Sr. Unsecd. Note, 144A, 4.950%, 1/22/2035	$150,376
BRL 9,900,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2025	1,883,964
$129,024	[5]	Ecuador, Government of, Sr. Unsecd. Note, 144A, 0.000%, 7/31/2030	47,496
63,500	[1,2]	Ecuador, Government of, Sr. Unsecd. Note, 144A, 1.500%, 7/31/2040	25,384
100,000	[5]	Ecuador, Government of, Sr. Unsecd. Note, REGS, 0.000%, 7/31/2030	36,812
200,000		Ecuador, Government of, Sr. Unsecd. Note, REGS, 1.000%, 7/31/2035	87,680
100,000		Ecuador, Government of, Sr. Unsecd. Note, REGS, 1.500%, 7/31/2040	40,350
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 3.875%, 2/16/2026	164,186
EUR 100,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 6.375%, 4/11/2031	73,383
$200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 7.052%, 1/15/2032	148,160
150,000		El Salvador, Government of, Sr. Unsecd. Note, 144A, 7.124%, 1/20/2050	54,750
200,000		Gabon, Government of, Sr. Unsecd. Note, REGS, 6.625%, 2/6/2031	164,710
200,000		Ghana, Government of, Sr. Unsecd. Note, 144A, 8.875%, 5/7/2042	68,356
200,000		Ghana, Government of, Sr. Unsecd. Note, REGS, 7.750%, 4/7/2029	74,000
200,000		Ghana, Government of, Sr. Unsecd. Note, REGS, 7.875%, 3/26/2027	78,368
200,000		Ghana, Government of, Unsecd. Note, REGS, 8.125%, 1/18/2026	86,000
IDR 4,600,000,000		Indonesia, Government of, Sr. Unsecd. Note, Series FR68, 8.375%, 3/15/2034	321,355
$200,000		Iraq, Government of, Sr. Unsecd. Note, REGS, 6.752%, 3/9/2023	197,216
EUR 100,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 5.875%, 10/17/2031	86,890
$92,161		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	89,356
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 6.375%, 3/3/2028	$192,428
200,000		Kingdom of Bahrain, Government of, Sr. Unsecd. Note, 144A, 5.625%, 5/18/2034	171,416
200,000	[1,2]	Lebanon, Government of, Sr. Unsecd. Note, 6.000%, 1/27/2023	11,736
MXN 15,500,000		Mex Bonos Desarr Fix Rt, Sr. Unsecd. Note, Series M, 7.750%, 11/23/2034	711,623
47,500,000		Mexico, Government of, Sr. Unsecd. Note, Series M, 5.750%, 3/5/2026	2,195,453
$200,000		Nigeria, Government of, Sr. Unsecd. Note, 144A, 7.375%, 9/28/2033	147,216
200,000		Nigeria, Government of, Sr. Unsecd. Note, REGS, 6.500%, 11/28/2027	159,500
BRL 1,700,000		Nota Do Tesouro Nacional, Unsecd. Note, Series NTNF, 10.000%, 1/1/2031	297,491
$200,000		Oman, Government of, Sr. Unsecd. Note, 144A, 6.250%, 1/25/2031	199,194
200,000		Oman, Government of, Sr. Unsecd. Note, REGS, 4.750%, 6/15/2026	192,705
200,000		Oman, Government of, Sr. Unsecd. Note, REGS, 5.625%, 1/17/2028	196,404
200,000		Pakistan, Government of, Sr. Secd. Note, REGS, 6.875%, 12/5/2027	80,000
PEN 1,150,000		Peru, Government of, Sr. Unsecd. Note, 6.150%, 8/12/2032	269,618
PLN 1,600,000		Poland, Government of, Unsecd. Note, Series 0726, 2.500%, 7/25/2026	305,252
RUB 42,800,000	[1,2,4]	Russia, Government of, Unsecd. Note, Series 6222, 7.100%, 10/16/2024	287,554
$200,000		Rwanda, Government of, Sr. Unsecd. Note, 144A, 5.500%, 8/9/2031	156,000
EUR 200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 5.375%, 6/8/2037	141,054
$200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 6.750%, 3/13/2048	145,599
200,000		South Africa, Government of, Sr. Unsecd. Note, 5.875%, 4/20/2032	184,725
COP 3,300,000,000		Titulos De Tesoreria, Sr. Unsecd. Note, Series B, 6.250%, 7/9/2036	392,150
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
COP 1,500,000,000		Titulos De Tesoreria, Unsecd. Note, Series B, 7.000%, 6/30/2032	$209,170
$200,000	[1,2]	Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2026	45,806
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, 144A, 1.258%, 8/1/2041	96,177
200,000		Uzbekistan, Government of, Unsecd. Note, 144A, 4.750%, 2/20/2024	194,687
1,500,000	[1,2]	Venezuela, Government of, Sr. Unsecd. Note, 8.250%, 10/13/2024	114,794
		TOTAL	12,133,543
		Telecommunications & Cellular—1.0%
200,000		Oryx Funding Ltd., Sr. Unsecd. Note, 144A, 5.800%, 2/3/2031	189,462
		Transportation—0.2%
200,000	[1,2]	State Age Roads, Sr. Unsecd. Note, 144A, 6.250%, 6/24/2030	36,982
		Utilities—1.3%
200,000		Eskom Holdings Soc Ltd., Sr. Unsecd. Note, REGS, 6.750%, 8/6/2023	195,700
200,000	[1,2]	NPC Ukrenergo, Sr. Unsecd. Note, 144A, 6.875%, 11/9/2028	36,514
		TOTAL	232,214
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $19,359,280)	13,237,306
		CORPORATE BONDS—25.8%
		Air Transportation—0.1%
25,000		Gol Finance, Sr. Unsecd. Note, REGS, 7.000%, 1/31/2025	10,687
		Banking—4.4%
200,000	[3]	Access Bank PLC, Jr. Sub. Note, 144A, 9.125%, 10/7/2026	143,500
200,000		Akbank TAS, Sr. Unsecd. Note, 144A, 6.800%, 2/6/2026	191,295
200,000		Akbank TAS, Sub. Note, REGS, 6.797% (5Y USD SWAP SEMI 30/360 +4.029%), 4/27/2028	188,200
200,000	[1,2,4]	Alfa Bank (Alfa Bond), Sub., REGS, 5.950%, 4/15/2030	10,000
100,000	[3]	Banco Mercantil De Norte, Jr. Sub. Note, 144A, 6.625%, 1/24/2032	80,950
200,000		Office Cherifien, Sr. Unsecd. Note, REGS, 3.750%, 6/23/2031	164,445
200,000	[1,2,3,4]	SovCo Capital Partners BV, Jr. Sub. Note, 144A, 7.600%, 2/17/2027	10,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$200,000	[1,2,3,4]	SovCo Capital Partners BV, Jr. Sub. Note, 144A, 7.750%, 5/6/2025	$10,000
		TOTAL	798,390
		Chemicals & Plastics—2.8%
200,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, 144A, 5.125%, 6/23/2051	145,299
200,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 5.500%, 3/18/2031	166,234
200,000		UNIGEL Luxembourg S.A., Sr. Unsecd. Note, 144A, 8.750%, 10/1/2026	197,708
		TOTAL	509,241
		Finance—1.0%
150,000		Banco GNB Sudameris SA, Sub. Note, REGS, 7.500%, 4/16/2031	106,875
100,000		Cibanco Sa Ins De Banca, Sr. Unsecd. Note, REGS, 4.375%, 7/22/2031	69,166
		TOTAL	176,041
		Financial Intermediaries—1.0%
200,000		Mx Remit Fund Fiduc Est, Sr. Note, REGS, 4.875%, 1/15/2028	173,851
		Food Products—0.7%
150,000		Agrosuper S.A., Sr. Unsecd. Note, REGS, 4.600%, 1/20/2032	127,312
		Metals & Mining—1.5%
200,000		Cap S.A., Sr. Unsecd. Note, REGS, 3.900%, 4/27/2031	151,987
200,000		Vedanta Resources Ltd., Sr. Unsecd. Note, REGS, 6.125%, 8/9/2024	122,356
		TOTAL	274,343
		Oil & Gas—10.2%
200,000		Canacol Energy Ltd., Sr. Unsecd. Note, 144A, 5.750%, 11/24/2028	168,847
200,000		Energean Israel Finance Ltd., Sec. Fac. Bond, 4.875%, 3/30/2026	186,500
200,000		Geopark Ltd., Sr. Unsecd. Note, REGS, 5.500%, 1/17/2027	175,519
100,000		Gran Tierra Energy, Inc., Sr. Unsecd. Note, REGS, 6.250%, 2/15/2025	88,134
187,230		Guara Norte Sarl, Sr. Note, 144A, 5.198%, 6/15/2034	155,183
200,000		Kosmos Energy Ltd., Sr. Unsecd. Note, 144A, 7.500%, 3/1/2028	172,559
200,000		Leviathan Bond Ltd., Sr. Note, 6.500%, 6/30/2027	195,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Oil & Gas—continued
$200,000	Medco Bell Pte Ltd., Term Loan—1st Lien, 144A, 6.375%, 1/30/2027	$178,091
200,000	SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, 144A, 7.750%, 4/1/2026	156,400
100,000	Sierracol Energy Andina, LLC, Sr. Unsecd. Note, REGS, 6.000%, 6/15/2028	74,800
190,000	Tullow Oil PLC, Sec. Fac. Bond, 144A, 10.250%, 5/15/2026	163,146
200,000	Tullow Oil PLC, Sr. Unsecd. Note, 144A, 7.000%, 3/1/2025	137,405
	TOTAL	1,851,584
	Rail Industry—0.2%
39,200	Panama Canal Railway Co., Sr. Note, REGS, 7.000%, 11/1/2026	38,872
	Real Estate—2.1%
200,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.875%, 3/21/2023	199,581
200,000	Esic Sukuk Ltd, Sr. Unsecd. Note, Series EMTN, 3.939%, 7/30/2024	192,208
	TOTAL	391,789
	Retailers—0.4%
100,000	Grupo Axo Sa De Cv, Sr. Unsecd. Note, REGS, 5.750%, 6/8/2026	81,780
	Telecommunications & Cellular—1.4%
103,022	Digicel Group 0.5 Ltd., Sr. Unsecd. Note, 144A, 8.000%, 4/1/2025	32,138
200,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 7.000%, 12/18/2025	183,404
50,000	IHS Holding Ltd., Sr. Unsecd. Note, 144A, 6.250%, 11/29/2028	38,893
	TOTAL	254,435
	TOTAL CORPORATE BONDS (IDENTIFIED COST $6,098,917)	4,688,325
	INVESTMENT COMPANY—0.3%
52,078	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.86%[6] (IDENTIFIED COST $52,054)	52,057
	TOTAL INVESTMENT IN SECURITIES—98.9% (IDENTIFIED COST $25,510,251)[7]	17,977,688
	OTHER ASSETS AND LIABILITIES - NET—1.1%[8]	200,556
	TOTAL NET ASSETS—100%	$18,178,244
Annual Shareholder Report

At November 30, 2022, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
Long Futures:
United States Treasury Notes 10 Year Long Bond, Long Futures	12	$1,362,000	March 2023	$7,473
United States Treasury Notes Long Bond, Long Futures	8	$1,016,000	March 2023	$9,924
United States Treasury Notes Ultra Bond, Long Futures	2	$272,563	March 2023	$2,745
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$20,142
At November 30, 2022, the Fund had the following open swap contracts:
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2022[9]	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Morgan Stanley	Republic of Brazil	Sell	1.00%	12/20/2027	2.52%	$200,000	$(12,795)	$(14,271)	$1,476
Barclays	Republic of Colombia	Sell	1.00%	12/20/2027	2.94%	$200,000	$(15,922)	$(18,068)	$2,146
TOTAL CREDIT DEFAULT SWAPS							$(28,717)	$(32,339)	$3,622
Annual Shareholder Report

At November 30, 2022, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/2/2022	Morgan Stanley	4,675,000 BRL	$872,641	$28,243
12/7/2022	Bank of America	11,681,300 PHP	$200,057	$6,459
12/8/2022	Bank of America	3,638,350 THB	$96,041	$7,229
12/15/2022	Barclays	$50,000	6,944,950 JPY	$(404)
12/15/2022	Morgan Stanley	93,180,000 CLP	$100,194	$4,184
12/19/2022	Morgan Stanley	$50,000	6,911,750 JPY	$(193)
12/19/2022	Morgan Stanley	$100,000	13,900,000 JPY	$(942)
12/21/2022	BNP Paribas	512,650,000 COP	$100,619	$5,196
12/21/2022	BNP Paribas	759,210,000 COP	$150,186	$6,521
12/21/2022	BNY Mellon	57,700,000 HUF	$139,563	$6,222
12/21/2022	Citibank	494,200,000 COP	$98,799	$3,208
12/21/2022	Citibank	8,033,000 INR	$97,588	$941
12/21/2022	Credit Agricole	2,924,550 MXN	$150,162	$840
12/21/2022	Credit Agricole	5,950,000 ZAR	$333,901	$9,767
1/11/2023	BNP Paribas	1,072,500 CNY	$150,085	$589
1/11/2023	BNP Paribas	2,131,800 CNY	$300,267	$(773)
1/13/2023	Barclays	94,111,000 CLP	$98,507	$6,395
1/19/2023	BNP Paribas	142,030 SGD	$99,978	$4,435
1/23/2023	Bank of America	3,809,100 THB	$102,422	$6,223
2/3/2023	BNP Paribas	544,520 BRL	$100,128	$3,485
2/3/2023	BNP Paribas	1,084,060 BRL	$199,986	$6,294
2/7/2023	Citibank	12,561,525 INR	$153,568	$140
2/14/2023	BNP Paribas	5,353,950 THB	$150,047	$2,993
2/14/2023	Citibank	1,549,900,000 IDR	$100,006	$(1,591)
2/14/2023	Citibank	1,861,900,000 IDR	$118,457	$(230)
2/14/2023	HSBC	8,704,500 PHP	$150,062	$3,694
2/15/2023	Citibank	388,590 PEN	$99,905	$735
2/15/2023	HSBC	131,300,000 KRW	$99,940	$(147)
Contracts Sold:
12/2/2022	HSBC	4,675,000 BRL	$898,655	$(2,229)
12/7/2022	Bank of America	5,759,000 PHP	$99,858	$(1,956)
12/7/2022	Credit Agricole	5,922,300 PHP	$99,909	$(4,792)
12/8/2022	Bank of America	3,638,350 THB	$99,935	$(3,334)
12/15/2022	Barclays	$50,000	6,963,050 JPY	$536
12/15/2022	BNP Paribas	93,180,000 CLP	$98,920	$(5,458)
12/19/2022	JPMorgan	$25,000	3,447,169 JPY	$33
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
12/19/2022	Morgan Stanley	$50,000	6,970,250 JPY	$618
12/19/2022	Morgan Stanley	$50,000	6,929,150 JPY	$319
12/19/2022	Morgan Stanley	$25,000	3,476,668 JPY	$248
12/21/2022	Barclays	494,200,000 COP	$99,995	$(2,012)
12/21/2022	BNP Paribas	455,800,000 COP	$99,791	$5,710
12/21/2022	BNY Mellon	8,018,948 MXN	$395,648	$(18,389)
12/21/2022	Citibank	8,033,000 INR	$99,958	$1,429
12/21/2022	Credit Agricole	495,000 PLN	$103,693	$(5,997)
12/21/2022	HSBC	2,172,658,000 COP	$481,161	$32,707
12/21/2022	Morgan Stanley	25,000 GBP	$29,599	$(559)
12/21/2022	Morgan Stanley	44,606,750 MXN	$2,184,857	$(118,291)
12/21/2022	State Street	759,210,000 COP	$149,836	$(6,870)
12/21/2022	UBS	512,650,000 COP	$101,341	$(4,474)
1/13/2023	Morgan Stanley	94,111,000 CLP	$99,981	$(4,921)
1/19/2023	Bank of America	142,030 SGD	$100,390	$(4,023)
1/23/2023	Citibank	3,809,100 THB	$99,945	$(8,700)
2/3/2023	BNP Paribas	1,084,060 BRL	$201,546	$(4,734)
2/3/2023	BNP Paribas	544,520 BRL	$100,987	$(2,627)
2/3/2023	HSBC	5,270,000 BRL	$970,086	$(32,711)
2/3/2023	Morgan Stanley	4,675,000 BRL	$861,497	$(28,081)
2/7/2023	Credit Agricole	12,561,525 INR	$149,971	$(3,737)
2/28/2023	Citibank	93,039,000 CLP	$100,001	$(2,974)
3/15/2023	Bank of America	435,000 EUR	$440,394	$(15,878)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(131,634)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and value for Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 11/30/2021	$358,310
Purchases at Cost	20,613,998
Proceeds from Sales	(20,919,862)
Change in Unrealized Appreciation/Depreciation	3
Net Realized Gain/(Loss)	(392)
Value as of 11/30/2022	$52,057
Shares Held as of 11/30/2022	52,078
Dividend Income	$2,510
Gain Distributions Received	$128
1
Non-income-producing security.
2
Issuer in default.
3
Perpetual Bond Security. The maturity date reflects the next call date.
4
Market quotations and price valuations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.
5
Zero coupon bond, reflects effective rate at time of purchase.
6
7-day net yield.
7
The cost of investments for federal tax purposes amounts to $25,575,776.
8
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
9
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Foreign Governments/Agencies	$—	$12,949,752	$287,554[1]	$13,237,306
Corporate Bonds	—	4,658,325	30,000[1]	4,688,325
Investment Company	52,057	—	—	52,057
TOTAL SECURITIES	$52,057	$17,608,077	$317,554	$17,977,688
Other Financial Instruments:
Assets
Futures Contracts	$20,142	$—	$—	$20,142
Foreign Exchange Contracts	—	155,392	—	155,392
Liabilities
Foreign Exchange Contracts	—	(287,026)	—	(287,026)
Swap Contracts	—	(28,717)	—	(28,717)
TOTAL OTHER FINANCIAL INSTRUMENTS	$20,142	$(160,351)	$—	$(140,209)
1
Includes $1,151,509 in securities transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Foreign Governments/ Agencies	Investments in Corporate Bonds
Balance as of 11/30/2021	$—	$—
Accreted/amortized discount/premiums	—	—
Transfers into Level 3	557,193	594,316
Net realized gain/(loss)	—	—
Change in unrealized appreciation/depreciation	(269,639)	(564,316)
Purchases	—	—
(Sales)	—	—
Balance as of 11/30/2022	$287,554	$30,000
The total change in unrealized appreciation/ depreciation attributable to investments still held at November 30, 2022	$(269,639)	$(564,316)
The following acronym(s) are used throughout this portfolio:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
JSC	—Joint Stock Company
KRW	—South Korean Won
MXN	—Mexican Peso
OTC	—Over-the-Counter
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
USD	—United States Dollar
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.41	$8.85	$8.56	$7.91	$8.72
Income From Investment Operations:
Net investment income	0.50	0.44[1]	0.47	0.54	0.48[1]
Net realized and unrealized gain (loss)	(1.80)	(0.60)	0.02	0.33	(1.00)
TOTAL FROM INVESTMENT OPERATIONS	(1.30)	(0.16)	0.49	0.87	(0.52)
Less Distributions:
Distributions from net investment income	(0.31)	(0.28)	(0.20)	(0.22)	(0.29)
Net Asset Value, End of Period	$6.80	$8.41	$8.85	$8.56	$7.91
Total Return[2]	(15.60)%	(1.96)%	5.83%	11.23%	(6.06)%
Ratios to Average Net Assets:
Net expenses[3]	1.18%	1.18%	1.18%[4]	1.18%[4]	1.20%[4]
Net investment income	6.21%	5.01%	5.51%	6.13%	5.72%
Expense waiver/reimbursement[5]	1.43%	1.01%	1.16%	0.91%	0.83%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,442	$28,558	$24,294	$26,993	$27,267
Portfolio turnover[6]	81%	74%	69%	91%	140%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.18%, 1.18% and 1.20% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.35	$8.80	$8.50	$7.86	$8.67
Income From Investment Operations:
Net investment income	0.46	0.39[1]	0.45	0.49	0.42[1]
Net realized and unrealized gain (loss)	(1.80)	(0.63)	(0.02)	0.31	(1.00)
TOTAL FROM INVESTMENT OPERATIONS	(1.34)	(0.24)	0.43	0.80	(0.58)
Less Distributions:
Distributions from net investment income	(0.26)	(0.21)	(0.13)	(0.16)	(0.23)
Net Asset Value, End of Period	$6.75	$8.35	$8.80	$8.50	$7.86
Total Return[2]	(16.23)%	(2.79)%	5.20%	10.34%	(6.81)%
Ratios to Average Net Assets:
Net expenses[3]	1.93%	1.93%	1.93%[4]	1.93%[4]	1.95%[4]
Net investment income	5.61%	4.51%	4.93%	5.56%	5.08%
Expense waiver/reimbursement[5]	1.48%	1.05%	1.15%	0.91%	0.81%
Supplemental Data:
Net assets, end of period (000 omitted)	$257	$501	$1,394	$2,207	$3,331
Portfolio turnover[6]	81%	74%	69%	91%	140%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.93%, 1.93% and 1.95% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.42	$8.87	$8.57	$7.92	$8.74
Income From Investment Operations:
Net investment income	0.55	0.46[1]	0.49	0.56	0.50[1]
Net realized and unrealized gain (loss)	(1.83)	(0.61)	0.03	0.33	(1.01)
TOTAL FROM INVESTMENT OPERATIONS	(1.28)	(0.15)	0.52	0.89	(0.51)
Less Distributions:
Distributions from net investment income	(0.33)	(0.30)	(0.22)	(0.24)	(0.31)
Net Asset Value, End of Period	$6.81	$8.42	$8.87	$8.57	$7.92
Total Return[2]	(15.37)%	(1.81)%	6.21%	11.49%	(5.92)%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.93%[4]	0.93%[4]	0.95%[4]
Net investment income	6.66%	5.22%	5.81%	6.40%	5.99%
Expense waiver/reimbursement[5]	1.48%	1.01%	1.15%	0.91%	0.82%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,479	$10,464	$7,653	$9,256	$9,417
Portfolio turnover[6]	81%	74%	69%	91%	140%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.93%, 0.93% and 0.95% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment in securities, at value including $52,057 of investment in an affiliated holding* (identified cost $25,510,251)		$17,977,688
Cash		192,403
Cash denominated in foreign currencies (identified cost $2,427)		2,581
Due from broker (Note 2)		73,000
Income receivable		311,758
Unrealized appreciation on foreign exchange contracts		155,392
Receivable for shares sold		93,131
Receivable for variation margin on futures contracts		8,312
Receivable for periodic payments from swap contracts		800
TOTAL ASSETS		18,815,065
Liabilities:
Unrealized depreciation on foreign exchange contracts	$287,026
Income distribution payable	100,210
Payable for shares redeemed	36,018
Swaps, at value (premium received $32,339)	28,717
Payable for portfolio accounting fees	91,322
Payable for auditing fees	36,300
Payable for custodian fees	20,890
Payable to adviser (Note 5)	2,035
Payable for other service fees (Notes 2 and 5)	1,638
Payable for administrative fee (Note 5)	560
Payable for Directors’/Trustees’ fees (Note 5)	185
Payable for distribution services fee (Note 5)	154
Accrued expenses (Note 5)	31,766
TOTAL LIABILITIES		636,821
Net assets for 2,671,831 shares outstanding		$18,178,244
Net Assets Consists of:
Paid-in capital		$39,430,851
Total distributable earnings (loss)		(21,252,607)
TOTAL NET ASSETS		$18,178,244
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($12,441,825 ÷ 1,829,368 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$6.80
Offering price per share (100/95.50 of $6.80)	$7.12
Redemption proceeds per share	$6.80
Class C Shares:
Net asset value per share ($257,423 ÷ 38,120 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$6.75
Offering price per share	$6.75
Redemption proceeds per share (99.00/100 of $6.75)	$6.68
Institutional Shares:
Net asset value per share ($5,478,996 ÷ 804,343 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$6.81
Offering price per share	$6.81
Redemption proceeds per share	$6.81
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2022

Investment Income:
Interest (net of foreign tax withheld of $19,992)			$1,942,592
Dividends (including $2,510 received from an affiliated holding*)			5,475
TOTAL INCOME			1,948,067
Expenses:
Investment adviser fee (Note 5)		$221,937
Administrative fee (Note 5)		23,018
Custodian fees		39,518
Transfer agent fees		37,645
Directors’/Trustees’ fees (Note 5)		2,518
Auditing fees		36,300
Legal fees		8,770
Distribution services fee (Note 5)		2,728
Other service fees (Notes 2 and 5)		44,801
Portfolio accounting fees		162,173
Share registration costs		47,504
Printing and postage		22,265
Miscellaneous (Note 5)		20,294
TOTAL EXPENSES		669,471
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(221,937)
Reimbursement of other operating expenses	(155,859)
TOTAL WAIVER AND REIMBURSEMENTS		(377,796)
Net expenses			291,675
Net investment income			$1,656,392
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(392) on sales of investments in an affiliated holding*) and foreign currency transactions	$(3,558,833)
Net realized loss on foreign exchange contracts	(163,476)
Net realized loss on futures contracts	(247,929)
Net realized gain on written options	1,698
Net realized loss on swap contracts	(34,780)
Realized gain distribution from affiliated investment company shares*	128
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $3 of investments in an affiliated holding*)	(2,818,247)
Net change in unrealized appreciation of foreign exchange contracts	(179,055)
Net change in unrealized appreciation of futures contracts	6,962
Net change in unrealized depreciation of swap contracts	17,416
Net change in unrealized appreciation of written options	(186)
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	(6,976,302)
Change in net assets resulting from operations	$(5,319,910)
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,656,392	$1,916,080
Net realized loss	(4,003,192)	(1,127,934)
Net change in unrealized appreciation/depreciation	(2,973,110)	(1,793,166)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,319,910)	(1,005,020)
Distributions to Shareholders:
Class A Shares	(749,893)	(804,671)
Class C Shares	(12,767)	(29,205)
Institutional Shares	(361,198)	(307,234)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,123,858)	(1,141,110)
Share Transactions:
Proceeds from sale of shares	3,947,141	16,535,775
Net asset value of shares issued to shareholders in payment of distributions declared	939,850	907,021
Cost of shares redeemed	(19,787,714)	(9,114,430)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,900,723)	8,328,366
Change in net assets	(21,344,491)	6,182,236
Net Assets:
Beginning of period	39,522,735	33,340,499
End of period	$18,178,244	$39,522,735
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2022
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $377,796 is disclosed in Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$43,892
Class C Shares	909
TOTAL	$44,801
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2022, the Fund did not have a liability for any
Annual Shareholder Report

uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage duration, security and market risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2022, is $400,000. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as
Annual Shareholder Report

the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding, at period end, including net unrealized appreciation, are listed after the Fund’s Portfolio of Investments.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $711,538. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $191,830 and $152,351, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and currency risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,295,242 and $573,113, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of
Annual Shareholder Report

the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Option contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2022, the Fund had no outstanding purchased or written option contracts.
The average market value of purchased call options held by the Fund throughout the period was $67. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $82 and $28, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$155,392	Unrealized depreciation on foreign exchange contracts	$287,026
Interest rate contracts	Receivable for variation margin on future contracts	20,142*		—
Credit contracts		—	Swaps, at value	28,717
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$175,534		$315,743
*
Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2022
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Swap Contracts	$—	$—	$(34,780)	$(34,780)
Purchased Options[1]	(1,392)	—	—	(1,392)
Written Options	1,698	—	—	1,698
Foreign Exchange Contracts	(163,476)	—	—	(163,476)
Futures Contracts	—	(247,929)	—	(247,929)
TOTAL	$(163,170)	$(247,929)	$(34,780)	$(445,879)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Swap Contracts	$—	$—	$17,416	$17,416
Purchased Options[2]	9	—	—	9
Foreign Exchange Contracts	(179,055)	—	—	(179,055)
Futures Contracts	—	6,962	—	6,962
Written Options	(186)	—	—	(186)
TOTAL	$(179,232)	$6,962	$17,416	$(154,854)
1
The net realized loss on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.
2
The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2022, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Annual Shareholder Report

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$155,392	$(127,900)	$—	$27,492

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$28,717	$—	$—	$28,717
Foreign Exchange Contracts	287,026	(127,900)	—	159,126
TOTAL	$315,743	$(127,900)	$—	$187,843
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	170,020	$1,343,210	1,185,867	$10,494,441
Shares issued to shareholders in payment of distributions declared	77,492	567,301	64,700	572,516
Shares redeemed	(1,813,897)	(13,609,990)	(599,484)	(5,261,694)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,566,385)	$(11,699,479)	651,083	$5,805,263

Year Ended November 30	2022		2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,345	$9,791	785	$6,879
Shares issued to shareholders in payment of distributions declared	1,656	12,159	3,172	28,020
Shares redeemed	(24,876)	(178,062)	(102,386)	(896,931)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(21,875)	$(156,112)	(98,429)	$(862,032)
Annual Shareholder Report

Year Ended November 30	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	376,333	$2,594,140	680,375	$6,034,455
Shares issued to shareholders in payment of distributions declared	48,905	360,390	34,682	306,485
Shares redeemed	(863,464)	(5,999,662)	(335,766)	(2,955,805)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(438,226)	$(3,045,132)	379,291	$3,385,135
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,026,486)	$(14,900,723)	931,945	$8,328,366
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2022 and 2021, was as follows:
	2022	2021
Ordinary income	$1,123,858	$1,141,110
As of November 30, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$163,376
Net unrealized depreciation	$(7,557,797)
Capital loss carryforwards	$(13,858,186)
TOTAL	$(21,252,607)
At November 30, 2022, the cost of investments for federal tax purposes was $25,575,776. The net unrealized depreciation of investments for federal tax purposes was $7,550,961. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $110,308 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,661,269. The amounts are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, interest accruals, defaulted securities and mark to market of derivative instruments.
As of November 30, 2022, the Fund had a capital loss carryforward of $13,858,186 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code of 1986, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
Annual Shareholder Report

The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$(8,037,951)	$(5,820,235)	$(13,858,186)
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2022, the Adviser waived $221,668 of its fee and voluntarily reimbursed $155,859 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2022, the Adviser reimbursed $269.
Some or all of the Fund’s assets are managed by Federated Hermes (UK) LLP (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives a fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.
For the year ended November 30, 2022, the Sub-Adviser earned a fee of $51,176.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, the annualized fee paid to FAS was 0.088% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended November 30, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$2,728
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2022, FSC retained $57 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2022, FSSC received $2,936 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2022, FSC retained $905 in sales charges from the sale of Class A Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.18%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
Annual Shareholder Report

Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2022, were as follows:
Purchases	$20,667,452
Sales	$34,528,080
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2022, the Fund had no outstanding loans. During the year ended November 30, 2022, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2022, there were no outstanding loans. During the year ended November 30, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES EMERGING MARKET DEBT FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 24, 2023
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2022	Ending Account Value 11/30/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$955.80	$5.79
Class C Shares	$1,000	$951.80	$9.49
Institutional Shares	$1,000	$957.00	$4.61
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.15	$5.97
Class C Shares	$1,000	$1,015.34	$9.80
Institutional Shares	$1,000	$1,020.36	$4.76
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.18%
Class C Shares	1.94%
Institutional Shares	0.94%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Emerging Market Debt Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Hermes (UK) LLP (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The
Annual Shareholder Report

Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
Annual Shareholder Report

Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
Annual Shareholder Report

gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2021, the Fund’s performance for the three-year and five-year periods was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the one-year period. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are
Annual Shareholder Report

believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board noted that, for the year ended December 31, 2021, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Annual Shareholder Report

Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the
Annual Shareholder Report

provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Emerging Market Debt Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Emerging Market Debt Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2022

Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated Hermes International Leaders Fund
Fund Established 1998

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2021 through November 30, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2022, was -2.96%, -3.75%, -3.70%, -3.12%, -2.69% and -2.65% for Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)1, the Fund’s broad-based securities market index, was -10.14% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA)2, a peer group average for the Fund, was -10.47% for the same period. The Fund’s and MFLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the MSCI EAFE.
MARKET OVERVIEW
Global equity markets3 were broadly negative during the period as economies struggled with uncertainty stemming from macroeconomic and geopolitical issues. Anxiety over stagflation surfaced following softer manufacturing and factory orders across the U.S. and Europe while inflation remained elevated. The rise in geopolitical tensions weighed on already weakening sentiment. In addition to the war in Ukraine, tensions in Asia rose as China increased its military presence around Taiwan following a visit by U.S. officials. In the Middle East, the Organization of the Petroleum Exporting Countries (OPEC), led by Saudi Arabia, resisted calls from the U.S. for an increase in crude production while a nuclear deal with Iran stalled in negotiations.
After nearly two years of lockdowns and Covid-19 related restrictions, the post-pandemic optimism fueled by the reopening started to wane. Inflation, stoked by tight labor markets and fractured supply chains prompted central banks to begin the lengthy process of unwinding loose monetary policies to temper demand. Exacerbated further by higher energy costs following Russia’s invasion of Ukraine, inflation soon rose to its highest level in decades. Central banks responded with the first policy rate hikes since before the pandemic. Additionally, some governments introduced price caps and windfall taxes on the excess profits of energy companies and utilities. However, inflation remained stubbornly entrenched. The U.S. central bank was the first major monetary authority to respond with a rate hike sending yields higher and triggering the dollar to strengthen significantly, with the yen, pound and euro depreciating to multi-decade lows. With the Bank of Japan continuing its accommodative stance, the yen fell to its lowest level since 1990 against the
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dollar. In the U.K., the pound fell to an all-time low versus the dollar precipitating a rapid increase in gilt rates. The increase in rates along with a proposal for unfunded tax cuts by newly elected Prime Minister Liz Truss nearly caused a collapse in U.K. pension funds which were forced to raise collateral in response to falling bond prices. Only after the Bank of England intervened did the markets stabilize. The near collapse led to Prime Minister Liz Truss’s resignation after serving only seven weeks. In Europe, the euro fell below parity with the dollar for the first time in nearly 20 years.
Following Russia’s invasion of Ukraine and eventual throttling of the natural gas pipeline Nord Stream-1, energy prices soared as countries, primarily in Europe, curtailed imports of Russian fossil fuel supplies. Faced with the potential of an energy shortfall in the upcoming winter, European nations called for rationing while rushing to secure supplies needed to fill their natural gas storage ahead of the heating season. Warm weather, energy rationing and some demand destruction across Europe coupled with ongoing shutdowns from China’s Zero-Covid Policy helped bring energy prices off their highs. However, limited new supplies prompted warnings of future price spikes. OPEC, increasingly concerned with a global economic slowdown and faced with lower crude prices cut its crude production in October to support prices.
SECURITY SELECTION
Stock selection across the Industrials, Information Technology, Consumer Staples, Consumer Discretionary and Energy sectors largely drove the Fund’s outperformance during the reporting period.
Part of the Industrials sector, Rheinmetall was the Fund’s largest contributor. The German defense company saw its shares soar after Chancellor Olaf Scholz announced Germany would prioritize spending on defense in response to Russia’s invasion of Ukraine. Vinci SA and Safran SA were also notable contributors. Vinci SA, the French toll-road and airport operator, benefited from the post-Covid re-opening in Europe, seeing a significant improvement in road and airport traffic through its network. Aerospace supplier Safran SA was also a post-Covid re-opening winner. Stronger than expected demand for air travel in 2022, particularly in the Americas and Europe, forced the airlines to catch up on plane maintenance, which was a key contributor to Safran’s strong performance, as supplying aftermarket parts and services is its most profitable segment.
Within the Information Technology sector, Edenred SA and Keyence Corporation were the largest contributors. Edenred benefits from higher rates and inflation and thus was a key winner during the period. Japanese technology hardware and equipment company Keyence Corporation was also a strong performer. The company saw strong demand for its productivity improving consulting-oriented services.
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Imperials Brands, Fomento Economico Mexicano SAB (FEMSA) and Anheuser-Busch InBev (ABI) were the key contributors in the Consumer Staples sector. Imperial Brands plc continues to gain share in the U.S. and European tobacco markets as they benefit from strong execution and a value focused brand portfolio. FEMSA’s core asset Oxxo, which is a dominant convenience store operator in Mexico, reported accelerating organic growth. Management announced a plan to review the company structure which remains ongoing with the goal to unlock the conglomerate discount embedded in Oxxo’s valuation. Anheuser-Busch outperformed as lower Europe exposure and strong pricing power helped the company deliver one of the highest revenue growth rates among European Union Staples.
Compass Group plc and Subaru Corporation were the notable contributors within the Consumer Discretionary sector. Compass Group, the leading North American catering company, reported better than expected growth as they benefited from market share gains and the exit from Covid-19 lockdowns. Subaru’s stock outperformed on an anticipated recovery in vehicle volumes and an improving supply chain. The company was also a beneficiary of the weaker yen.
Finally, stock selection within the Energy sector contributed to the outperformance with Schlumberger NV being the material outperformer. Shares of the company posted solid gains as the oil and gas equipment company was a beneficiary of rising production in response to elevated oil and gas prices.
Stock selection within the Communication Services sector was the notable detractor, with SoftBank Group, Schibsted ASA and Vodafone Group having the largest negative impact. Softbank underperformed due to its exposure to Alibaba and a deteriorating environment for early-stage companies. Schibsted underperformed on the rotation away from growth stocks early in the year in addition to negative reaction to increased investment spend. Vodafone underperformed due to weakness in the Italian and German mobile phone markets due to aggressive competition from peers.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Leaders Fund (the “Fund”) from November 30, 2012 to November 30, 2022, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2022

◾ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class B Shares include the maximum contingent deferred sales charge of 5.50%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 11/30/2022
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-8.30%	1.41%	5.10%
Class B Shares	-8.30%	1.39%	5.04%
Class C Shares	-4.53%	1.76%	5.05%
Class R Shares[4]	-3.12%	2.37%	5.51%
Institutional Shares	-2.69%	2.82%	5.96%
Class R6 Shares[5]	-2.65%	2.88%	6.00%
MSCI EAFE	-10.14%	1.85%	4.99%
MFLBFA	-10.47%	1.85%	4.81%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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4
The Fund’s Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund’s Class A Shares adjusted to reflect the expenses of the Fund’s Class R Shares for each year for which the Fund’s Class R Shares expenses would have exceeded the actual expenses paid by the Fund’s Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5
The Fund’s Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund’s Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2022, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	23.3%
Japan	13.2%
United Kingdom	13.1%
Germany	12.8%
Switzerland	9.6%
Netherlands	5.1%
Hong Kong	3.5%
Belgium	3.1%
South Africa	2.1%
Finland	1.6%
Canada	1.6%
Denmark	1.4%
Singapore	1.3%
Italy	1.3%
Ireland	1.2%
United States	1.1%
Mexico	1.0%
Australia	0.7%
Securities Lending Collateral[2]	0.7%
Cash Equivalents[3]	0.5%
Other Assets and Liabilities—Net[4]	1.8%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2022, the Fund’s sector classification1 was as follows:
Sector Classification	Percentage of Total Net Assets
Health Care	16.2%
Financials	15.4%
Industrials	15.2%
Consumer Staples	12.8%
Information Technology	11.8%
Consumer Discretionary	11.0%
Materials	5.0%
Communication Services	4.3%
Energy	3.7%
Utilities	1.6%
Securities Lending Collateral[2]	0.7%
Cash Equivalents[3]	0.5%
Other Assets and Liabilities—Net[4]	1.8%
TOTAL	100%
1
Except for Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
November 30, 2022
Shares			Value in U.S. Dollars
		COMMON STOCKS—97.0%
		Australia—0.7%
619,684		Orica Ltd.	$6,292,406
		Belgium—3.1%
480,100		Anheuser-Busch InBev NV	28,214,678
		Canada—1.6%
686,100	[1]	CAE, Inc.	14,837,490
		Denmark—1.4%
102,200		Novo Nordisk A/S	12,794,386
		Finland—1.6%
831,000		Metso Outotec Ojy	7,846,428
697,100		Nordea Bank Abp	7,360,961
		TOTAL	15,207,389
		France—23.3%
962,400	[1]	Accor SA	25,868,290
118,200		Airbus Group SE	13,647,021
422,750		AXA SA	12,093,580
209,737		BNP Paribas SA	11,874,311
238,000		Edenred	13,149,533
10,600		LVMH Moet Hennessy Louis Vuitton SA	8,207,198
74,365		Pernod Ricard SA	14,874,372
139,500	[1]	Renault SA	5,096,708
78,076		Safran SA	9,606,712
134,900		Sanofi	12,187,801
46,500		Schneider Electric SA	6,895,908
69,465		Teleperformance	15,735,780
183,400	[2]	TotalEnergies SE	11,456,417
384,700		Veolia Environment SA	9,927,207
202,800		Vinci SA	20,648,075
526,600	[1]	Worldline SA	25,208,434
		TOTAL	216,477,347
		Germany—12.8%
40,100		Allianz SE	8,553,497
484,900		Bayer AG	28,031,468
1,067,300		Deutsche Telekom AG, Class REG	21,653,675
19,000		Muenchener Rueckversicherungs-Gesellschaft AG	5,986,495
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Germany—continued
79,900		Rheinmetall AG	$16,183,519
103,100		RWE AG	4,520,413
95,644		SAP SE	10,351,632
167,000		Siemens AG	22,852,972
		TOTAL	118,133,671
		Hong Kong—3.5%
1,119,600		AIA Group Ltd.	11,418,784
1,732,000		Prudential PLC	20,664,507
		TOTAL	32,083,291
		Ireland—1.2%
279,105		CRH PLC	11,173,089
		Italy—1.3%
1,311,100	[1]	Nexi SpA	11,572,871
		Japan—13.2%
62,000		Keyence Corp.	26,366,144
3,402,100		Mitsubishi UFJ Financial Group, Inc.	18,642,914
97,800		Nidec Corp.	6,185,631
99,900		Oriental Land Co. Ltd.	14,430,109
55,300		Sony Group Corp.	4,577,308
577,500		Subaru Corp.	9,947,264
588,400		Sumitomo Mitsui Financial Group, Inc.	19,945,811
444,100		Terumo Corp.	13,150,967
214,700		Yamaha Corp.	8,567,988
		TOTAL	121,814,136
		Mexico—1.0%
120,800		Fomento Economico Mexicano, SA de C.V., ADR	9,648,296
		Netherlands—5.1%
42,800		ASM International NV	12,013,873
17,965		ASML Holding NV	10,927,636
665,368		Shell PLC	19,616,992
325,700		Stellantis NV	5,091,387
		TOTAL	47,649,888
		Singapore—1.3%
473,739		DBS Group Holdings Ltd.	12,317,924
		South Africa—2.1%
472,113		Anglo American PLC	19,633,988
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Switzerland—9.6%
62,000		Cie Financiere Richemont SA	$8,247,306
88,935		Julius Baer Gruppe AG	5,150,316
30,412		Lonza Group AG	16,073,785
221,200		Nestle SA	26,322,622
61,250		Roche Holding AG	19,908,524
17,350		Tecan AG	7,251,513
336,500		UBS Group AG	6,261,618
		TOTAL	89,215,684
		United Kingdom—13.1%
254,217		AstraZeneca PLC	34,399,350
450,400		British American Tobacco PLC	18,482,340
812,500		Imperial Brands PLC	20,871,429
2,478,000		Informa PLC	18,615,007
26,600		Linde PLC	8,862,927
3,630,933		Melrose Industries PLC	5,916,143
860,000		Natwest Group PLC	2,734,464
4,459,000	[1]	SSP Group PLC	11,519,760
		TOTAL	121,401,420
		United States—1.1%
29,691	[1]	ICON PLC	6,396,629
64,229		Schlumberger Ltd.	3,311,005
		TOTAL	9,707,634
		TOTAL COMMON STOCKS (IDENTIFIED COST $875,454,123)	898,175,588
		INVESTMENT COMPANIES—1.2%
6,720,821		Federated Hermes Government Obligations Fund, Premier Shares, 3.66%[3]	6,720,821
4,785,797		Federated Hermes Institutional Prime Value Obligations Fund, Class Institutional Shares, 3.86%[3]	4,783,882
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $11,504,946)	11,504,703
		TOTAL INVESTMENT IN SECURITIES—98.2% (IDENTIFIED COST $886,959,069)[4]	909,680,291
		OTHER ASSETS AND LIABILITIES - NET—1.8%[5]	16,450,953
		TOTAL NET ASSETS—100%	$926,131,244
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total
Value as of 11/30/2021	$—	$—	$—
Purchases at Cost	$181,137,536	$572,349,736	$753,487,272
Proceeds from Sales	$(174,416,715)	$(567,548,145)	$(741,964,860)
Change in Unrealized Appreciation/Depreciation	N/A	$(243)	$(243)
Net Realized Gain/(Loss)	N/A	$(17,466)	$(17,466)
Value as of 11/30/2022	$6,720,821	$4,783,882	$11,504,703
Balance of Shares Held as of 11/30/2022	6,720,821	4,785,797	11,506,618
Dividend Income	$77,732	$378,554	$456,286
*
All or a portion of the balance/activity for the fund relates to cash collateral on security lending transactions.
1
Non-income-producing security.
2
All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3
7-day net yield.
4
The cost of investments for federal tax purposes amounts to $887,788,888.
5
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s assets carried at fair value.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$9,707,634	$—	$—	$9,707,634
International	24,485,786	863,982,168	—	888,467,954
Investment Companies	11,504,703	—	—	11,504,703
TOTAL SECURITIES	$45,698,123	$863,982,168	$—	$909,680,291
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$40.90	$39.11	$35.18	$31.80	$36.99
Income From Investment Operations:
Net investment income[1]	0.59	0.26	0.17	0.62	0.68
Net realized and unrealized gain (loss)	(1.51)	1.57	4.60	3.57	(5.73)
TOTAL FROM INVESTMENT OPERATIONS	(0.92)	1.83	4.77	4.19	(5.05)
Less Distributions:
Distributions from net investment income	(0.20)	(0.04)	(0.84)	(0.81)	(0.14)
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.65)	(0.04)	(0.84)	(0.81)	(0.14)
Net Asset Value, End of Period	$34.33	$40.90	$39.11	$35.18	$31.80
Total Return[2]	(2.96)%	4.67%	13.79%	13.76%	(13.70)%
Ratios to Average Net Assets:
Net expenses[3]	1.23%	1.22%	1.22%[4]	1.23%[4]	1.22%[4]
Net investment income	1.77%	0.60%	0.50%	1.92%	1.85%
Expense waiver/reimbursement[5]	0.15%	0.13%	0.16%	0.15%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$241,568	$274,479	$273,667	$288,566	$331,131
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%, 1.23% and 1.22% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$37.77	$36.39	$32.75	$29.47	$34.41
Income From Investment Operations:
Net investment income (loss)[1]	0.23	(0.09)	(0.11)	0.32	0.37
Net realized and unrealized gain (loss)	(1.33)	1.47	4.27	3.38	(5.31)
TOTAL FROM INVESTMENT OPERATIONS	(1.10)	1.38	4.16	3.70	(4.94)
Less Distributions:
Distributions from net investment income	—	—	(0.52)	(0.42)	—
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.45)	—	(0.52)	(0.42)	—
Net Asset Value, End of Period	$31.22	$37.77	$36.39	$32.75	$29.47
Total Return[2]	(3.75)%	3.79%	12.83%	12.85%	(14.36)%
Ratios to Average Net Assets:
Net expenses[3]	2.07%	2.05%	2.07%[4]	2.05%[4]	1.97%[4]
Net investment income (loss)	0.75%	(0.22)%	(0.35)%	1.07%	1.09%
Expense waiver/reimbursement[5]	0.11%	0.09%	0.11%	0.12%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,623	$5,644	$8,154	$11,100	$15,867
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.07%, 2.05% and 1.97% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$37.65	$36.26	$32.65	$29.38	$34.30
Income From Investment Operations:
Net investment income (loss)[1]	0.27	(0.08)	(0.09)	0.33	0.39
Net realized and unrealized gain (loss)	(1.35)	1.47	4.25	3.35	(5.31)
TOTAL FROM INVESTMENT OPERATIONS	(1.08)	1.39	4.16	3.68	(4.92)
Less Distributions:
Distributions from net investment income	—	—	(0.55)	(0.41)	—
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.45)	—	(0.55)	(0.41)	—
Net Asset Value, End of Period	$31.12	$37.65	$36.26	$32.65	$29.38
Total Return[2]	(3.70)%	3.83%	12.89%	12.85%	(14.34)%
Ratios to Average Net Assets:
Net expenses[3]	2.02%	2.01%	2.02%[4]	2.04%[4]	1.97%[4]
Net investment income (loss)	0.89%	(0.20)%	(0.29)%	1.09%	1.15%
Expense waiver/reimbursement[5]	0.11%	0.09%	0.11%	0.12%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,458	$38,052	$49,726	$63,314	$81,098
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02%, 2.04% and 1.97% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$40.59	$38.86	$34.97	$31.57	$36.73
Income From Investment Operations:
Net investment income[1]	0.52	0.18	0.11	0.58	0.57
Net realized and unrealized gain (loss)	(1.49)	1.55	4.56	3.54	(5.66)
TOTAL FROM INVESTMENT OPERATIONS	(0.97)	1.73	4.67	4.12	(5.09)
Less Distributions:
Distributions from net investment income	(0.12)	—	(0.78)	(0.72)	(0.07)
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.57)	—	(0.78)	(0.72)	(0.07)
Net Asset Value, End of Period	$34.05	$40.59	$38.86	$34.97	$31.57
Total Return[2]	(3.12)%	4.45%	13.58%	13.58%	(13.88)%
Ratios to Average Net Assets:
Net expenses[3]	1.42%	1.41%	1.41%[4]	1.38%[4]	1.41%[4]
Net investment income	1.57%	0.42%	0.32%	1.80%	1.57%
Expense waiver/reimbursement[5]	0.39%	0.35%	0.36%	0.35%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,359	$32,593	$36,935	$36,354	$39,010
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.41%, 1.38% and 1.41% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$40.99	$39.19	$35.25	$31.89	$37.10
Income From Investment Operations:
Net investment income[1]	0.66	0.37	0.25	0.68	0.76
Net realized and unrealized gain (loss)	(1.48)	1.56	4.62	3.59	(5.74)
TOTAL FROM INVESTMENT OPERATIONS	(0.82)	1.93	4.87	4.27	(4.98)
Less Distributions:
Distributions from net investment income	(0.30)	(0.13)	(0.93)	(0.91)	(0.23)
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.75)	(0.13)	(0.93)	(0.91)	(0.23)
Net Asset Value, End of Period	$34.42	$40.99	$39.19	$35.25	$31.89
Total Return[2]	(2.69)%	4.94%	14.09%	14.07%	(13.50)%
Ratios to Average Net Assets:
Net expenses[3]	0.97%	0.96%	0.96%[4]	0.97%[4]	0.96%[4]
Net investment income	1.96%	0.86%	0.74%	2.11%	2.09%
Expense waiver/reimbursement[5]	0.14%	0.11%	0.13%	0.12%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$582,859	$812,167	$572,731	$631,603	$989,652
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.97% and 0.96% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$40.95	$39.15	$35.22	$31.88	$37.07
Income From Investment Operations:
Net investment income[1]	0.69	0.39	0.26	0.70	0.84
Net realized and unrealized gain (loss)	(1.49)	1.56	4.62	3.58	(5.78)
TOTAL FROM INVESTMENT OPERATIONS	(0.80)	1.95	4.88	4.28	(4.94)
Less Distributions:
Distributions from net investment income	(0.32)	(0.15)	(0.95)	(0.94)	(0.25)
Distributions from net realized gain	(5.45)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.77)	(0.15)	(0.95)	(0.94)	(0.25)
Net Asset Value, End of Period	$34.38	$40.95	$39.15	$35.22	$31.88
Total Return[2]	(2.65)%	4.99%	14.14%	14.12%	(13.43)%
Ratios to Average Net Assets:
Net expenses[3]	0.92%	0.91%	0.92%[4]	0.92%[4]	0.91%[4]
Net investment income	2.08%	0.91%	0.78%	2.16%	2.29%
Expense waiver/reimbursement[5]	0.11%	0.09%	0.11%	0.10%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$48,266	$55,560	$54,156	$71,725	$101,062
Portfolio turnover[6]	72%	74%	46%	51%	37%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.92%, 0.92% and 0.91% for the years ended November 30, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment in securities, at value including $6,549,585 of securities loaned and $11,504,703 of investment in affiliated holdings* (identified cost $886,959,069)		$909,680,291
Cash		10,658
Cash denominated in foreign currencies (identified cost $493)		497
Receivable for shares sold		19,849,023
Income receivable		5,282,312
TOTAL ASSETS		934,822,781
Liabilities:
Payable for collateral due to broker for securities lending	$6,720,821
Payable for shares redeemed	1,410,437
Payable for custodian fees	137,576
Payable for other service fees (Notes 2 and 5)	56,812
Payable for investment adviser fee (Note 5)	26,223
Payable for distribution services fee (Note 5)	20,774
Payable for administrative fee (Note 5)	2,074
Payable for Directors’/Trustees’ fees (Note 5)	566
Accrued expenses (Note 5)	316,254
TOTAL LIABILITIES		8,691,537
Net assets for 27,017,808 shares outstanding		$926,131,244
Net Assets Consists of:
Paid-in capital		$867,150,009
Total distributable earnings (loss)		58,981,235
TOTAL NET ASSETS		$926,131,244
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($241,567,733 ÷ 7,037,156 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$34.33
Offering price per share (100/94.50 of $34.33)	$36.33
Redemption proceeds per share	$34.33
Class B Shares:
Net asset value per share ($2,622,800 ÷ 84,017 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$31.22
Offering price per share	$31.22
Redemption proceeds per share (94.50/100 of $31.22)	$29.50
Class C Shares:
Net asset value per share ($23,457,554 ÷ 753,851 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$31.12
Offering price per share	$31.12
Redemption proceeds per share (99.00/100 of $31.12)	$30.81
Class R Shares:
Net asset value per share ($27,358,771 ÷ 803,593 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$34.05
Offering price per share	$34.05
Redemption proceeds per share	$34.05
Institutional Shares:
Net asset value per share ($582,858,614 ÷ 16,935,221 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$34.42
Offering price per share	$34.42
Redemption proceeds per share	$34.42
Class R6 Shares:
Net asset value per share ($48,265,772 ÷ 1,403,970 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$34.38
Offering price per share	$34.38
Redemption proceeds per share	$34.38
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations
Year Ended November 30, 2022

Investment Income:
Dividends (including $345,442 received from an affiliated holding* and $4,647,095 in tax reclaim income)			$29,374,850
Net income on securities loaned (includes $110,844 earned from an affiliated holding* related to cash collateral balances) (Note 2)			121,357
TOTAL INCOME			29,496,207
Expenses:
Investment adviser fee (Note 5)		$8,497,272
Administrative fee (Note 5)		783,854
Custodian fees		265,070
Transfer agent fees (Notes 2 and 5)		1,118,956
Directors’/Trustees’ fees (Note 5)		8,874
Auditing fees		32,200
Legal fees		21,507
Distribution services fee (Note 5)		386,688
Other service fees (Notes 2 and 5)		683,980
Portfolio accounting fees		206,773
Share registration costs		97,325
Printing and postage		56,716
Miscellaneous (Notes 5)		66,405
TOTAL EXPENSES		12,225,620
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,079,023)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(384,110)
TOTAL WAIVERS AND REIMBURSEMENTS		(1,463,133)
Net expenses			10,762,487
Net investment income			$18,733,720
Annual Shareholder Report
22

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of $(17,466) on sales of investments in an affiliated holding*) and foreign currency transactions	18,653,057
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(243) of investments in an affiliated holding*)	(80,966,849)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(62,313,792)
Change in net assets resulting from operations	$(43,580,072)
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets

Year Ended November 30	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,733,720	$8,324,454
Net realized gain	18,653,057	212,982,740
Net change in unrealized appreciation/depreciation	(80,966,849)	(190,920,316)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(43,580,072)	30,386,878
Distributions to Shareholders:
Class A Shares	(38,080,964)	(250,682)
Class B Shares	(799,510)	—
Class C Shares	(5,410,762)	—
Class R Shares	(4,482,085)	—
Institutional Shares	(112,740,343)	(2,012,356)
Class R6 Shares	(7,924,401)	(205,886)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(169,438,065)	(2,468,924)
Share Transactions:
Proceeds from sale of shares	173,561,110	444,174,693
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	—	242,165,006
Net asset value of shares issued to shareholders in payment of distributions declared	144,469,023	2,079,229
Cost of shares redeemed	(397,376,866)	(493,211,201)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(79,346,733)	195,207,727
Change in net assets	(292,364,870)	223,125,681
Net Assets:
Beginning of period	1,218,496,114	995,370,433
End of period	$926,131,244	$1,218,496,114
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2022
1. Organization
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon Diversified International Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Class A Shares and Institutional Shares respectively, of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Acquired Fund	Acquired Fund’s Share Class Exchanged	Fund Shares Received
Hancock Horizon Diversified International Fund	Investor Class Share	0.605 Class A Shares
	Institutional Class Share	0.602 Institutional Shares
Annual Shareholder Report
25

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation+	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
5,481,498	$242,165,006	$83,566,356	$1,124,501,633	$1,366,666,639
+
Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended November 30, 2021, are as follows:
Net investment income	$10,440,857
Net realized and unrealized gain on investments	$71,225,457
Net increase in assets resulting from operations	$81,666,314
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund’s Statement of Changes in Net Assets for the year ended November 30, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other
Annual Shareholder Report
26

available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid”
Annual Shareholder Report
27

evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report
28

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $1,463,133 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$315,779	$(105,752)
Class B Shares	6,301	—
Class C Shares	35,255	—
Class R Shares	85,648	(8,202)
Institutional Shares	664,803	(198,683)
Class R6 Shares	11,170	—
TOTAL	$1,118,956	$(312,637)
Annual Shareholder Report
29

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Hermes, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$603,620
Class B Shares	9,207
Class C Shares	71,153
TOTAL	$683,980
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country and currency risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities.
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Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2022, the Fund had no outstanding futures contracts.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2022, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$6,549,585	$6,720,821
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Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2022, the Fund has no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	924,058	$31,490,401	972,001	$41,832,045
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	—	—	95,669	4,219,024
Shares issued to shareholders in payment of distributions declared	947,074	34,429,049	5,572	227,060
Shares redeemed	(1,545,545)	(51,391,815)	(1,359,251)	(57,898,705)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	325,587	$14,527,635	(286,009)	$(11,620,576)

Year Ended November 30	2022		2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,520	$116,584	215	$8,170
Shares issued to shareholders in payment of distributions declared	19,581	648,527	—	—
Shares redeemed	(88,513)	(2,731,904)	(74,873)	(3,005,017)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(65,412)	$(1,966,793)	(74,658)	$(2,996,847)

Year Ended November 30	2022		2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	46,658	$1,401,988	69,482	$2,770,760
Shares issued to shareholders in payment of distributions declared	159,458	5,260,523	—	—
Shares redeemed	(462,987)	(14,050,037)	(430,320)	(17,074,493)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(256,871)	$(7,387,526)	(360,838)	$(14,303,733)
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Year Ended November 30	2022		2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	98,537	$3,281,811	104,459	$4,431,820
Shares issued to shareholders in payment of distributions declared	123,669	4,456,031	—	—
Shares redeemed	(221,502)	(7,325,548)	(252,074)	(10,706,506)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	704	$412,294	(147,615)	$(6,274,686)

Year Ended November 30	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,749,109	$127,472,648	8,777,435	$383,616,175
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	—	—	5,385,829	237,945,982
Shares issued to shareholders in payment of distributions declared	2,553,827	93,121,526	41,381	1,685,851
Shares redeemed	(9,181,296)	(307,886,165)	(9,005,312)	(391,837,366)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,878,360)	$(87,291,991)	5,199,333	$231,410,642

Year Ended November 30	2022		2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	290,149	$9,797,678	266,552	$11,515,723
Shares issued to shareholders in payment of distributions declared	179,917	6,553,367	4,088	166,318
Shares redeemed	(422,867)	(13,991,397)	(297,188)	(12,689,114)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	47,199	$2,359,648	(26,548)	$(1,007,073)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,827,153)	$(79,346,733)	4,303,665	$195,207,727
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from prior year equalization financial statement adjustment.
For the year ended November 30, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$79,005	$(79,005)
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2022 and 2021, was as follows:
	2022	2021
Ordinary income	$8,655,260	$2,468,924
Long-term capital gains	$160,782,805	$—

As of November 30, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$17,959,533
Undistributed long-term capital gains	$19,237,449
Net unrealized appreciation	$21,784,253
TOTAL	$58,981,235

At November 30, 2022, the cost of investments for federal tax purposes was $887,788,888. The net unrealized appreciation of investments for federal tax purposes was $21,891,403. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $74,291,931 and net unrealized depreciation from investments for those securities having an excess of cost over value of $52,400,528. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee, and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2022, the Adviser waived $1,046,545 of its fee and reimbursed $312,637 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2022, the Adviser reimbursed $32,478.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$27,621	$—
Class C Shares	216,121	—
Class R Shares	142,946	(71,473)
TOTAL	$386,688	$(71,473)
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When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2022, FSC retained $4,565 in sales charges from the sale of Class A Shares. FSC also retained $2,293 and $1,431 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2022, FSSC received $30,647 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 2.08%, 2.07%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2022, were as follows:
Purchases	$695,035,900
Sales	$938,034,578
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7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2022, the Fund had no outstanding loans. During the year ended November 30, 2022, the Fund did not utilize the LOC.
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2022, there were no outstanding loans. During the year ended November 30, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under
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these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. SUBSEQUENT EVENT
On November 10, 2022, the Directors approved a Plan of Conversion for the Class B Shares of the Fund pursuant to which the Class B Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Fund’s Class B Shares.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2022, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2022, 0.60% qualify for the dividend received deduction available to corporate shareholders.
For the year ended November 30, 2022, the amount of long-term capital gains designated by the Fund was $160,782,805.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES INTERNATIONAL LEADERS FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 24, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2022	Ending Account Value 11/30/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,015.40	$6.21
Class B Shares	$1,000	$1,011.30	$10.34
Class C Shares	$1,000	$1,011.40	$10.08
Class R Shares	$1,000	$1,014.60	$7.17
Institutional Shares	$1,000	$1,016.80	$4.90
Class R6 Shares	$1,000	$1,016.90	$4.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.90	$6.23
Class B Shares	$1,000	$1,014.79	$10.35
Class C Shares	$1,000	$1,015.04	$10.10
Class R Shares	$1,000	$1,017.95	$7.18
Institutional Shares	$1,000	$1,020.21	$4.91
Class R6 Shares	$1,000	$1,020.46	$4.66
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.23%
Class B Shares	2.05%
Class C Shares	2.00%
Class R Shares	1.42%
Institutional Shares	0.97%
Class R6 Shares	0.92%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes International Leaders Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors
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deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the (“Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the period ended December 31, 2021, the Fund’s performance for the three-year period was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the one-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds
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are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
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with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Leaders Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Leaders Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2022

Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated Hermes International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2021 through November 30, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2022, was -19.20%, -19.79% and -18.98% for Class A Shares, Class C Shares and Institutional Shares, respectively. The total return of the Morgan Stanley Capital International All Country World ex USA SMID Cap Index (the “MSCI Index”),1 the Fund’s broad-based securities market index, was -16.23%, and the total return of the Morningstar Foreign Small/Mid Growth Average Index (MFSGA),2 a peer group average for the Fund, was -26.83% for the same period. The Fund’s and MFSGA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI Index was security selection.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the MSCI Index.
MARKET OVERVIEW
Global equity markets3 were broadly negative during the reporting period as economies struggled with uncertainty stemming from macroeconomic and geopolitical issues. Anxiety over stagflation surfaced following softer manufacturing and factory orders across the U.S. and Europe while inflation remained elevated. The rise in geopolitical tensions weighed on already weakening sentiment. In addition to the war in Ukraine, tensions in Asia rose as China increased its military presence around Taiwan following a visit by U.S. officials. In the Middle East, the Organization of the Petroleum Exporting Countries (OPEC), led by Saudi Arabia, resisted calls from the U.S. for an increase in crude production while a nuclear deal with Iran stalled in negotiations.
After nearly two years of lockdowns and Covid-19 related restrictions, the post-pandemic optimism fueled by the reopening started to wane. Inflation, stoked by tight labor markets and fractured supply chains prompted central banks to begin the lengthy process of unwinding loose monetary policies to temper demand. Exacerbated further by higher energy costs following Russia’s invasion of Ukraine, inflation soon rose to its highest level in decades. Central banks responded with the first policy rate hikes since before the pandemic. Additionally, some governments introduced price caps and windfall taxes on the excess profits of energy companies and utilities. However, inflation remained stubbornly entrenched. The U.S. central bank was the first major monetary authority to respond with a rate hike sending yields higher and triggering the dollar to strengthen significantly, with the yen, pound and euro
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depreciating to multi-decade lows. With the Bank of Japan continuing its accommodative stance, the yen fell to its lowest level since 1990 against the dollar. In the UK, the pound fell to an all-time low versus the dollar precipitating a rapid increase in gilt rates. The increase in rates along with a proposal for unfunded tax cuts by newly elected Prime Minister Liz Truss nearly caused a collapse in UK pension funds which were forced to raise collateral in response to falling bond prices. Only after the Bank of England intervened did the markets stabilize. The near collapse led to Prime Minister Liz Truss’s resignation after serving only seven weeks. In Europe, the euro fell below parity with the dollar for the first time in nearly 20 years.
Following Russia’s invasion of Ukraine and eventual throttling of the natural gas pipeline Nord Stream-1, energy prices soared as countries, primarily in Europe, curtailed imports of Russian fossil fuel supplies. Faced with the potential of an energy shortfall in the upcoming winter, European nations called for rationing while rushing to secure supplies needed to fill their natural gas storage ahead of the heating season. Warm weather, energy rationing and some demand destruction across Europe coupled with ongoing shutdowns from China’s Zero-Covid Policy helped bring energy prices off their highs. However, limited new supplies prompted warnings of future price spikes. OPEC, increasingly concerned with a global economic slowdown and faced with lower crude prices, cut its crude production, in October to support prices.
FUND PERFORMANCE
During the reporting period, the Fund’s underperformance versus the MSCI Index came primarily from stock selection within four sectors – Consumer Discretionary, Financials, Industrials and Information Technology. Positive stock selection in Energy, Real Estate, Consumer Staples and Materials partially countered the underperformance in the sectors noted prior.
Stock selection within Financials was the Fund’s largest detractor. The Fund’s overweight position in European Financials, namely Erste Group Bank AG, which is a leading Eastern European bank, UK-based wealth manager St. James’s Place PLC, UK-based wealthtech platform Allfunds Group PLC and Polish property and casualty insurer Powszechny Zaklad Ubezpieczen SA, all of which were material detractors on the back of the broad weakness in Europe that ensued post Russia’s invasion of Ukraine. The Fund repositioned away from European Financials, including new positions in Korean bank Hana Financial Group Inc., Japanese bank Resona Holdings Inc., Japanese insurer Sompo Holdings Inc., Australian insurer Steadfast Group Ltd. and Canada’s leading financial exchange TMX Group Ltd, but this was not enough to offset the underperformance earlier in the reporting period. The Fund exited Erste Group Bank AG, and Powszechny Zaklad Ubezpieczen SA, positions due to ongoing regional concerns within Eastern Europe.
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The Fund’s underperformance in Consumer Discretionary is mostly attributed to four positions – Delivery Hero SE, which is a German listed multinational online food-delivery platform, UK-based Luxury goods platform Farfetch Ltd., UK-boot maker Dr. Martens PLC, and Sweden’s Thule Group AB, the global leader in bike racks and cargo carriers. Delivery Hero SE, Farfetch Ltd., and Thule Group AB were all Covid beneficiaries that experienced a faster than expected reversion back to a normalized level of earnings following the lifting of Covid-19 restrictions globally. Thule Group AB faced an additional headwind from rising raw material costs and the position was exited. The Fund also exited Farfetch Ltd. following a reassessment of the company’s long-term earnings outlook. Dr. Martens PLC was an IPO from the prior year the Fund participated in. Demand for the company’s iconic boots proved less resilient than expected but the business is well capitalized, and the current headwinds appear to be temporary.
The Fund’s largest detractors in the Industrials sector were Techtronic Industries Co Ltd., which is a Hong Kong-based manufacturer of power tools including the Ryobi and Milwaukee brands, Fluidra S.A., a Spanish manufacturer of pool equipment, and HeadHunter Group PLC, Russia’s leading job recruitment platform. HeadHunter was the Fund’s lone position in Russia and was exited early in the year as soon as it became apparent Russia would invade Ukraine. Techtronic Industries Co Ltd. had been one of the Fund’s stronger performers in prior years as they continue to gain market share through their cordless innovations. The business is not expected to be immune from the global slowdown but is expected to emerge from it in an even stronger competitive position as they are well placed to benefit from the shift from gas to battery powered power tools. Fluidra S.A. is a leading pool equipment supplier. Pool equipment is expected to remain a long-term growth industry, but the stock has been under pressure as the business is working through a period of inventory correction with their wholesale partners.
Cint Group AB and One 97 Communications Ltd. were the two key detractors for the Fund in the Technology sector. Both positions were listed on their respective markets during the prior year, and both were viewed as disruptors in their industries. Cint Group AB was one of the Fund’s top contributors in the prior year as investors applauded the Swedish digital insights platform’s acquisition of their largest competitor Lucid. The stock reversed last year’s strong performance after the company’s chief financial officer resigned and the company’s ad-driven end market began to decelerate. One 97 Communications Ltd. is the leading digital payments platform in India. The Fund exited the position due to competition and growth concerns.
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Stock selection and weighting in the Energy sector was the Fund’s top performance contributor on the sector-level. The Fund’s overweight position in conjunction with strong stock selection driven by the purchase of Canada’s Tourmaline Oil Corp. in the prior year were the key sources of the outperformance. Tourmaline Oil Corp. is Canada’s largest natural gas producer and reported record earnings this year. The company is returning the majority of their cash back to shareholders and paid three separate special dividends last year.
Other key contributors to the Fund include German defense company Rheinmetall AG and UK Football Club Manchester United PLC. The German defense company saw its shares soar after Chancellor Olaf Scholz announced Germany would prioritize spending on defense in response to Russia’s invasion of Ukraine. Manchester United PLC’s stock doubled after the controlling shareholder announced they would explore strategic options including a full sale of the club.
Finally, the Fund’s high average cash position in a declining market also provided a notable positive contribution to performance.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2
MFSGA invests in a variety of international stocks that are smaller. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Small-Mid Company Fund (the “Fund”) from November 30, 2012 to November 30, 2022, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index)2 and the Morningstar Foreign Small/Mid Growth Average Index (MFSGA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2022

◼ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
◼ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
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Average Annual Total Returns for the Period Ended 11/30/2022
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-23.65%	2.26%	5.78%
Class C Shares	-20.52%	2.62%	5.70%
Institutional Shares	-18.98%	3.66%	6.61%
MSCI Index	-16.23%	0.78%	4.95%
MFSGA	-26.83%	1.50%	6.46%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI and MFSGA Indexes have been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2022, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	16.5%
United Kingdom	13.2%
Canada	10.1%
France	7.4%
Australia	4.7%
Switzerland	3.9%
Germany	3.5%
Spain	3.5%
Netherlands	3.3%
Mexico	3.2%
Brazil	2.5%
Italy	2.2%
Sweden	2.2%
Ireland	1.9%
Finland	1.9%
Denmark	1.9%
South Korea	1.4%
Norway	1.3%
Hong Kong	1.0%
Luxembourg	0.9%
South Africa	0.9%
Poland	0.8%
Thailand	0.8%
Israel	0.7%
United Arab Emirates	0.7%
Faeroe Islands	0.7%
Austria	0.6%
United States	0.6%
Cayman Islands	0.5%
New Zealand	0.4%
Securities Lending Collateral[2]	2.2%
Cash Equivalents[3]	6.8%
Other Assets and Liabilities—Net[4]	(2.2)%
TOTAL	100%
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At November 30, 2022, the Fund’s sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	18.6%
Information Technology	13.2%
Financials	12.9%
Consumer Discretionary	11.0%
Materials	7.6%
Health Care	7.2%
Energy	6.9%
Consumer Staples	6.4%
Real Estate	4.3%
Communication Services	3.6%
Utilities	1.5%
Securities Lending Collateral[2]	2.2%
Cash Equivalents[3]	6.8%
Other Assets and Liabilities—Net[4]	(2.2)%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2022
Shares			Value in U.S. Dollars
		COMMON STOCKS—93.2%
		Australia—4.7%
140,000		DEXUS	$774,211
60,000		Independence Group NL	639,057
175,000		Orica Ltd.	1,776,988
260,000		Santos Ltd.	1,309,010
335,000		Steadfast Group Ltd.	1,221,350
160,000		Treasury Wine Estates Ltd.	1,503,024
		TOTAL	7,223,640
		Austria—0.6%
17,800		BAWAG Group AG	931,653
		Brazil—2.5%
1,000	[1]	Mercadolibre, Inc.	930,985
25,000	[1]	PagSeguro Digital Ltd.	263,250
335,000		Totvs SA	1,992,176
65,000		Vinci Partners Investments Ltd.	649,350
		TOTAL	3,835,761
		Canada—10.1%
30,000		Allied Properties REIT	585,660
100,000	[1]	CAE, Inc.	2,162,584
40,000		Cameco Corp.	974,464
25,000		Dollarama, Inc.	1,530,127
100,000	[1,2]	Fusion Pharmaceuticals Inc.	227,000
10,500	[1]	Kinaxis, Inc.	1,188,046
25,000	[1]	Lightspeed Commerce, Inc.	410,177
130,000		Pason Systems, Inc.	1,551,128
50,000		The North West Company Fund	1,405,791
10,000		TMX Group, Inc.	1,048,508
45,000		Tourmaline Oil Corp.	2,738,839
200,000		Whitecap Resources, Inc.	1,595,361
		TOTAL	15,417,685
		Cayman Islands—0.5%
60,000		Patria Investments Ltd.	819,000
		Denmark—1.9%
11,000		Chr.Hansen Holding	684,799
2,300	[1]	Genmab A/S	1,060,946
Annual Shareholder Report
9

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Denmark—continued
20,500		Topdanmark A/S	$1,072,190
		TOTAL	2,817,935
		Faeroe Islands—0.7%
18,000		Bakkafrost P/F	989,567
		Finland—1.9%
165,000		Metso Outotec Ojy	1,557,955
25,000		Neste Oyj	1,286,383
		TOTAL	2,844,338
		France—7.4%
35,000		Alstom SA	927,028
7,000		Capgemini SE	1,274,498
40,000		Edenred	2,210,005
41,000	[1]	JCDecaux SE	747,889
12,000		Nexans SA	1,074,342
35,000	[1]	Renault S.A.	1,278,744
55,000		Rubis SCA	1,384,959
30,000		STMicroelectronics N.V.	1,160,846
5,300		Teleperformance	1,200,599
		TOTAL	11,258,910
		Germany—3.5%
70,000	[1]	FinTech Group AG	734,991
14,000		HeidelbergCement AG	758,674
12,000		Rheinmetall AG	2,430,566
25,000	[1]	SUSE S.A.	491,641
8,400		Symrise AG	952,596
		TOTAL	5,368,468
		Hong Kong—1.0%
131,500		Techtronic Industries Co.	1,583,531
		Ireland—1.9%
39,500		Smurfit Kappa Group PLC	1,439,736
7,000	[1]	ICON PLC	1,508,080
		TOTAL	2,947,816
		Israel—0.7%
5,500	[1]	NICE Ltd., ADR	1,067,935
		Italy—2.2%
280,000		Banco BPM SpA	971,335
120,000		Davide Campari-Milano NV	1,272,719
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Italy—continued
120,000	[1]	Nexi SpA	$1,059,221
		TOTAL	3,303,275
		Japan—16.5%
25,000		Aisin Seiki Co.	689,696
33,000		Azbil Corp.	1,014,002
17,400		Daifuku Co.	905,023
2,700		Disco Corp.	811,429
21,000		Horiba Ltd.	966,567
1,720		Japan Hotel REIT Investment Corp.	934,799
42,200		Kanamoto Co. Ltd.	693,249
12,600		Kusuri No Aoki Holdings Co. Ltd.	698,796
220		Mitsubishi Estate Logistics	704,890
36,000		Nabtesco Corp.	907,465
12,500		Nidec Corp.	790,597
60,000		Nihon M&A Center Holdings, Inc.	818,574
450		Nippon Prologis Reit, Inc.	1,109,340
80,000		Nippon Sanso Holdings Corp.	1,338,396
80,000		Nippon Zeon Co.	779,110
8,000		Nitori Holdings Co., Ltd.	917,437
50,000		Pan Pacific International Holdings Corp.	873,145
38,000	[1]	Park 24 Co. Ltd.	553,828
300,000		Resona Holdings, Inc.	1,447,044
9,000		Rohm Co. Ltd.	721,644
25,000		Roland Corp.	746,897
30,000		Shoei Co. Ltd.	1,222,945
70,000		Simplex Holdings, Inc.	1,201,063
20,000		Sompo Japan Nipponkoa Holdings, Inc.	879,953
30,000		Technopro Holdings, Inc.	834,782
75,000		Topcon Corp.	912,499
58,000		Toyo Tire & Rubber Co. Ltd.	665,838
28,000		Yamaha Corp.	1,117,390
		TOTAL	25,256,398
		Luxembourg—0.9%
19,000		Eurofins Scientific SE	1,333,410
		Mexico—3.2%
700,000		Becle SA de CV	1,577,485
150,000		Fomento Economico Mexicano, SA de C.V.	1,197,108
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Mexico—continued
130,000		Grupo Aeroportuario del Pacifico SA, Class B	$2,111,574
		TOTAL	4,886,167
		Netherlands—3.3%
2,300	[1]	Argenx SE, ADR	915,331
3,500		ASM International NV	982,443
16,000		Euronext NV	1,229,645
5,600		IMCD Group NV	833,461
24,500		NN Group NV	1,052,263
		TOTAL	5,013,143
		New Zealand—0.4%
12,500	[1]	Xero Ltd.	618,017
		Norway—1.3%
130,000		Norsk Hydro ASA	980,925
93,000		Subsea 7 SA	1,046,459
		TOTAL	2,027,384
		Poland—0.8%
14,000	[1]	Dino Polska SA	1,147,238
		South Africa—0.9%
33,000		Anglo American PLC	1,372,387
		South Korea—1.4%
13,000	[1]	Delivery Hero SE	560,408
45,000		Hana Financial Holdings	1,541,750
		TOTAL	2,102,158
		Spain—3.5%
25,000		Cellnex Telecom S.A.	865,541
85,000		Cia de Distribucion Integral Logista Holdings SA	2,011,375
23,000		Corporacion Acciona Energias Renovables S.A.	918,146
42,000		Fluidra SA	631,622
830,000		Unicaja Banco SA	859,845
		TOTAL	5,286,529
		Sweden—2.2%
137,000	[1]	Cint Group AB	618,368
15,000		Evolution AB	1,536,839
42,000	[1]	Swedish Orphan Biovitrum AB	909,716
100,000	[1,2]	Vimian Group AB	338,711
		TOTAL	3,403,634
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Switzerland—3.9%
27,200		Adecco Group AG	$932,408
21,500		Julius Baer Gruppe AG	1,245,087
3,150		Lonza Group AG	1,664,883
5,200		Tecan AG	2,173,364
		TOTAL	6,015,742
		Thailand—0.8%
600,000		Central Pattana PCL, GDR	1,244,341
		United Arab Emirates—0.7%
280,000	[1]	Network International Holdings Ltd.	1,135,096
		United Kingdom—13.2%
130,000		Allfunds UK Ltd.	968,651
28,300		Ashtead Group PLC	1,724,850
11,000		Croda International PLC	903,373
28,000		Dechra Pharmaceutical PLC	926,786
300,000		Domino’s Pizza Group PLC	1,035,739
300,000		Dr. Martens PLC	735,438
41,000	[1]	Entain PLC	704,618
130,000		IMI PLC	2,109,275
23,800	[2]	InterContinental Hotels Group PLC, ADR	1,399,916
70,000		Intermediate Capital Group PLC	1,027,937
175,000	[2]	Manchester United PLC- CL A	3,867,500
900,000		Melrose Industries PLC	1,466,435
325,000	[1]	SSP Group PLC	839,633
85,000		St. James’s Place Capital PLC	1,200,974
110,000		Unite Group PLC	1,233,588
		TOTAL	20,144,713
		United States—0.6%
8,000		Ferguson PLC	907,096
		TOTAL COMMON STOCKS (IDENTIFIED COST $127,711,045)	142,302,967
		INVESTMENT COMPANIES—9.0%
3,291,854		Federated Hermes Government Obligations Fund, Premier Shares, 3.66%[3]	3,291,854
Annual Shareholder Report
13

Shares		Value in U.S. Dollars
	INVESTMENT COMPANIES—continued
10,420,890	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.86%[3]	$10,416,722
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $13,706,331)	13,708,576
	TOTAL INVESTMENT IN SECURITIES—102.2% (IDENTIFIED COST $141,417,376)[4]	156,011,543
	OTHER ASSETS AND LIABILITIES - NET—(2.2)%[5]	(3,322,278)
	TOTAL NET ASSETS—100%	$152,689,265
An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended November 30, 2022, were as follows:
Fusion Pharmaceuticals, Inc.
Health Care
Value as of 11/30/2021	$232,000
Purchases at Cost	293,972
Proceeds from Sales	—
Change in Unrealized Appreciation/Depreciation	(298,972)
Net Realized Gain/(Loss)	—
Value as of 11/30/2022	$227,000
Shares Held as of 11/30/2022	100,000
Dividend Income	$—
Annual Shareholder Report
14

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended November 30, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2021	$2,201,095	$9,656,834	$11,857,929
Purchases at Cost	37,167,999	51,592,599	88,760,598
Proceeds from Sales	(36,077,240)	(50,831,317)	(86,908,557)
Change in Unrealized Appreciation/Depreciation	N/A	3,210	3,210
Net Realized Gain/(Loss)	N/A	(4,604)	(4,604)
Value as of 11/30/2022	$3,291,854	$10,416,722	$13,708,576
Shares Held as of 11/30/2022	3,291,854	10,420,890	13,712,744
Dividend Income	$20,837	$153,418	$174,255
Gain Distributions Received	$—	$1,253	$1,253
*
All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1
Non-income-producing security.
2
All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3
7-day net yield.
4
The cost of investments for federal tax purposes amounts to $141,857,880.
5
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
15

The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$33,717,375	$108,585,592	$—	$142,302,967
Investment Companies	13,708,576	—	—	13,708,576
TOTAL SECURITIES	$47,425,951	$108,585,592	$—	$156,011,543
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$44.95	$42.85	$35.42	$35.18	$41.98
Income From Investment Operations:
Net investment income (loss)	0.40	0.08[1]	(0.11)[1]	0.02[1]	(0.10)[1]
Net realized and unrealized gain (loss)	(8.31)	4.56	9.26	4.57	(4.10)
TOTAL FROM INVESTMENT OPERATIONS	(7.91)	4.64	9.15	4.59	(4.20)
Less Distributions:
Distributions from net investment income	(0.17)	—	(0.07)	(0.33)	—
Distributions from net realized gain	(3.18)	(2.54)	(1.65)	(4.03)	(2.61)
TOTAL DISTRIBUTIONS	(3.35)	(2.54)	(1.72)	(4.36)	(2.61)
Redemption Fees	—	—	—	0.01	0.01
Net Asset Value, End of Period	$33.69	$44.95	$42.85	$35.42	$35.18
Total Return[2]	(19.20)%	10.99%	26.89%	16.46%	(10.71)%
Ratios to Average Net Assets:
Net expenses[3]	1.24%	1.23%	1.39%	1.86%	1.86%
Net investment income (loss)	0.84%	0.17%	(0.31)%	0.07%	(0.25)%
Expense waiver/reimbursement[4]	0.41%	0.31%	0.39%	0.21%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$71,633	$96,899	$92,985	$82,007	$84,786
Portfolio turnover[5]	32%	34%	31%	30%	28%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.62	$31.06	$26.25	$27.13	$33.22
Income From Investment Operations:
Net investment income (loss)	3.25	(0.19)[1]	(0.28)[1]	(0.17)[1]	(0.21)[1]
Net realized and unrealized gain (loss)	(8.81)	3.29	6.74	3.30	(3.28)
TOTAL FROM INVESTMENT OPERATIONS	(5.56)	3.10	6.46	3.13	(3.49)
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(3.18)	(2.54)	(1.65)	(4.03)	(2.61)
TOTAL DISTRIBUTIONS	(3.18)	(2.54)	(1.65)	(4.03)	(2.61)
Redemption Fees	—	—	—	0.02	0.01
Net Asset Value, End of Period	$22.88	$31.62	$31.06	$26.25	$27.13
Total Return[2]	(19.79)%	10.15%	25.91%	15.55%	(11.44)%
Ratios to Average Net Assets:
Net expenses[3]	1.99%	1.98%	2.17%	2.66%	2.66%
Net investment income (loss)	0.12%	(0.59)%	(1.08)%	(0.72)%	(0.68)%
Expense waiver/reimbursement[4]	0.41%	0.31%	0.37%	0.16%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,281	$4,120	$4,693	$4,589	$5,351
Portfolio turnover[5]	32%	34%	31%	30%	28%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$46.36	$44.02	$36.34	$35.99	$42.81
Income From Investment Operations:
Net investment income (loss)	0.39	0.21[1]	(0.03)[1]	0.09[1]	(0.00)[1,2]
Net realized and unrealized gain (loss)	(8.45)	4.67	9.50	4.69	(4.22)
TOTAL FROM INVESTMENT OPERATIONS	(8.06)	4.88	9.47	4.78	(4.22)
Less Distributions:
Distributions from net investment income	(0.29)	—	(0.14)	(0.41)	—
Distributions from net realized gain	(3.18)	(2.54)	(1.65)	(4.03)	(2.61)
TOTAL DISTRIBUTIONS	(3.47)	(2.54)	(1.79)	(4.44)	(2.61)
Redemption Fees	—	—	—	0.01	0.01
Net Asset Value, End of Period	$34.83	$46.36	$44.02	$36.34	$35.99
Total Return[3]	(18.98)%	11.26%	27.15%	16.71%	(10.54)%
Ratios to Average Net Assets:
Net expenses[4]	0.99%	0.98%	1.13%	1.66%	1.66%
Net investment income (loss)	1.05%	0.43%	(0.07)%	0.27%	(0.01)%
Expense waiver/reimbursement[5]	0.40%	0.31%	0.37%	0.16%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$77,775	$106,288	$53,072	$26,017	$32,480
Portfolio turnover[6]	32%	34%	31%	30%	28%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment in securities, at value including $3,241,604 of securities loaned and $13,935,576 of investment in affiliated holdings and an affiliated company* (identified cost $141,417,376)		$156,011,543
Cash		1,442
Cash denominated in foreign currencies (identified cost $1,278)		1,278
Income receivable		435,201
Receivable for shares sold		151,935
Receivable for investments sold		21,939
TOTAL ASSETS		156,623,338
Liabilities:
Payable for collateral due to broker for securities lending (Note 2)	$3,291,854
Payable for shares redeemed	337,640
Payable for capital gains taxes withheld	32,288
Payable for investments purchased	21,953
Payable for transfer agent fee	27,249
Payable for share registration costs	26,971
Payable for other service fees (Notes 2 and 5)	13,847
Payable for investment adviser fee (Note 5)	2,161
Payable for distribution services fee (Note 5)	1,926
Payable for administrative fee (Note 5)	762
Payable for Directors’/Trustees’ fees (Note 5)	235
Accrued expenses (Note 5)	177,187
TOTAL LIABILITIES		3,934,073
Net assets for 4,502,580 shares outstanding		$152,689,265
Net Assets Consists of:
Paid-in capital		$139,196,738
Total distributable earnings (loss)		13,492,527
TOTAL NET ASSETS		$152,689,265
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($71,632,823 ÷ 2,126,029 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$33.69
Offering price per share (100/94.50 of $33.69)	$35.65
Redemption proceeds per share	$33.69
Class C Shares:
Net asset value per share ($3,281,008 ÷ 143,371 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$22.88
Offering price per share	$22.88
Redemption proceeds per share (99.00/100 of $22.88)	$22.65
Institutional Shares:
Net asset value per share ($77,775,434 ÷ 2,233,180 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$34.83
Offering price per share	$34.83
Redemption proceeds per share	$34.83
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations
Year Ended November 30, 2022

Investment Income:
Dividends (including $153,418 received from an affiliated holding* and net of foreign taxes withheld of $344,554)			$3,251,022
Net income on securities loaned (includes $20,837 earned from an affiliated holding* related to cash collateral balances)			40,195
TOTAL INCOME			3,291,217
Expenses:
Investment adviser fee (Note 5)		$1,442,551
Administrative fee (Note 5)		127,842
Custodian fees		102,773
Transfer agent fees		245,636
Directors’/Trustees’ fees (Note 5)		3,386
Auditing fees		32,200
Legal fees		9,554
Distribution services fee (Note 5)		26,672
Other service fees (Notes 2 and 5)		203,723
Portfolio accounting fees		145,298
Share registration costs		50,930
Printing and postage		29,742
Miscellaneous (Note 5)		38,502
TOTAL EXPENSES		2,458,809
Waiver/reimbursement of investment adviser fee (Note 5)	$(648,705)
Net expenses			1,810,104
Net investment income			$1,481,113
Annual Shareholder Report
22

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(4,604) on sales of investments in an affiliated holding*) and foreign currency transactions	$(2,201,479)
Realized gain distribution received from affiliated investment company shares*	1,253
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $(295,762) of investments in an affiliated holding and an affiliated company*)	(36,480,855)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(38,681,081)
Change in net assets resulting from operations	$(37,199,968)
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets

Year Ended November 30	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,481,113	$489,976
Net realized gain (loss)	(2,200,226)	14,794,939
Net change in unrealized appreciation/depreciation	(36,480,855)	(1,383,749)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(37,199,968)	13,901,166
Distributions to Shareholders:
Class A Shares	(7,200,002)	(5,465,109)
Class C Shares	(416,251)	(373,722)
Institutional Shares	(7,840,361)	(3,241,344)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,456,614)	(9,080,175)
Share Transactions:
Proceeds from sale of shares	41,537,285	69,713,886
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	—	26,877,887
Net asset value of shares issued to shareholders in payment of distributions declared	14,783,211	8,553,776
Cost of shares redeemed	(58,281,653)	(53,408,685)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,961,157)	51,736,864
Change in net assets	(54,617,739)	56,557,855
Net Assets:
Beginning of period	207,307,004	150,749,149
End of period	$152,689,265	$207,307,004
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2022
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon International Small Cap Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Class A Shares and Institutional Shares, respectively, of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Acquired Fund	Acquired Fund’s Share Class Exchanged	Fund Shares Received
Hancock Horizon International Small Cap Fund	Investor Class Share	0.387 Class A Shares
	Institutional Class Share	0.373 Institutional Shares
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The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation+	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
524,891	$26,877,887	$4,923,676	$198,273,616	$225,151,503
+
Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended November 30, 2021, are as follows:
Net investment income	$952,636
Net realized and unrealized gain on investments	$18,963,280
Net increase in assets resulting from operations	$19,915,916
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Statement of Changes in Net Assets for the year ended November 30, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”)
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of
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restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Director’s oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency
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securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total Fund expense waiver and reimbursement of $648,705 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$194,833
Class C Shares	8,890
TOTAL	$203,723
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Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level
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of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2022, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$3,241,604	$3,291,854
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	123,541	$4,665,341	106,284	$4,891,790
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	—	—	1,200	59,595
Shares issued to shareholders in payment of distributions declared	153,109	6,566,870	113,561	4,962,597
Shares redeemed	(306,521)	(10,774,929)	(235,135)	(10,832,787)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(29,871)	$457,282	(14,090)	$(918,805)

Year Ended November 30	2022		2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	35,746	$903,087	24,041	$777,305
Shares issued to shareholders in payment of distributions declared	14,066	412,577	11,915	368,880
Shares redeemed	(36,717)	(851,642)	(56,759)	(1,875,157)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	13,095	$464,022	(20,803)	$(728,972)

Year Ended November 30	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,042,202	$35,968,857	1,311,292	$64,044,791
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	—	—	523,691	26,818,292
Shares issued to shareholders in payment of distributions declared	176,436	7,803,764	71,654	3,222,299
Shares redeemed	(1,278,098)	(46,655,082)	(819,635)	(40,700,741)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(59,460)	$(2,882,461)	1,087,002	$53,384,641
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(76,236)	$(1,961,157)	1,052,109	$51,736,864
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$2,424,184	$949,931
Long-term capital gains	$13,032,430	$8,130,244
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,312,917
Net unrealized appreciation	$14,116,514
Capital loss carryforwards	$(1,936,904)
TOTAL	$13,492,527
At November 30, 2022, the cost of investments for federal tax purposes was $141,857,880. The net unrealized appreciation of investments for federal tax purposes was $14,153,663. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $30,122,253 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,968,590. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales and passive foreign investment companies
As of November 30, 2022, the Fund had a capital loss carryforward of $1,936,904 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code of 1986, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$(1,936,904)	$—	$(1,936,904)
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2022, the Adviser voluntarily waived $640,507 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2022, the Adviser reimbursed $8,198.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class C Shares	$26,672
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2022, FSC retained $2,667 of fees paid by the Fund. For the year ended November 30, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2022, FSC retained $1,054 in sales charges from the sale of Class A Shares. FSC also retained $733 of CDSC relating to redemptions of Class C shares.
Other Service Fees
For the year ended November 30, 2022, FSSC received $11,212 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.98% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
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Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2022, were as follows:
Purchases	$49,691,316
Sales	$64,522,100
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2022, the Fund had no outstanding loans. During the year ended November 30, 2022, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2022, there were no outstanding loans. During the year ended November 30, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with
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third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. Other matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2022, 100.00% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. For the year ended November 30, 2022, the amount of long-term capital gains designated by the fund was $13,032,430.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2022, the Fund derived $3,325,804 of gross income from foreign sources and paid foreign taxes of $328,150.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Hermes World Investment serieS, inc. AND SHAREHOLDERS OF federated Hermes INTERNATIONAL small-mid company fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)) including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 24, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2022	Ending Account Value 11/30/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$965.30	$6.11
Class C Shares	$1,000	$961.30	$9.78
Institutional Shares	$1,000	$966.40	$4.88
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.85	$6.28
Class C Shares	$1,000	$1,015.09	$10.05
Institutional Shares	$1,000	$1,020.10	$5.01
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.24%
Class C Shares	1.99%
Institutional Shares	0.99%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes International Small-Mid Company Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors
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deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the (“Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2021, the Fund’s performance for the three-year and five-year periods was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the one-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds
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are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive. In 2019, the Board approved a reduction of 35 basis points in the contractual advisory fee.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
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with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report
58

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Small-Mid Company Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Small-Mid Company Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/23)
© 2023 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 – $111,294

Fiscal year ended 2021 - $100,700

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $3,813

Fiscal year ended 2021- International tax advice with respect to exchange of American Depositary Receipt.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $69,850 and $51,020 respectively. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2022 - $202,989

Fiscal year ended 2021 - $92,311

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2023

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2023